UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06292

______________________________________________

UBS Investment Trust

______________________________________________________________________________

(Exact name of registrant as specified in charter)

787 Seventh Avenue, New York, New York 10019

______________________________________________________________________________

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq. UBS Asset Management One North Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Copy to:
Stephen H. Bier, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036-6797

Registrant’s telephone number, including area code: 888-793-8637

Date of fiscal year end: August 31

Date of reporting period: February 28, 2023

Item 1. Reports to Stockholders.

UBS U.S. Allocation Fund

Semiannual Report | February 28, 2023

UBS U.S. Allocation Fund

April 15, 2023

Dear shareholder,

We present you with the semiannual report for UBS U.S. Allocation Fund (the "Fund") for the six months ended February 28, 2023.

Performance

Over the six months ended February 28, 2023, the Fund's Class A shares returned 0.78% before deducting the maximum sales charge and returned -4.75% after deducting the maximum sales charge. During the same period, the Fund's primary benchmark, the S&P 500 Index,1 which tracks large cap US equities, returned 1.26%. Since the Fund invests in both stocks and bonds, we believe it is appropriate to also compare its performance to the UBS U.S. Allocation Fund Benchmark (the Fund's secondary benchmark),2 which returned 0.63% during the period. (Returns for all share classes over various time periods and descriptions of the indices are shown in "Performance at a glance" on page 6; please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.)

Market commentary

Q. How would you describe the economic environment and markets during the reporting period?

A. The US economy faced several headwinds, including four-decade-high inflation, aggressive Federal Reserve (the "Fed") monetary tightening, the repercussions from the war in Ukraine, and several geopolitical issues. However, the economy was resilient and continued to expand. Looking back, third quarter US annualized gross domestic product ("GDP") growth was 3.2%. On March 30, 2023—after the reporting period ended—the Commerce Department reported that fourth quarter annualized GDP was 2.6%. The initial estimate for first quarter 2023 GDP is scheduled to be released on April 27, 2023.

With US inflation remaining elevated and persistent, the Fed continued to aggressively raise interest rates. After raising rates four times from March 2022 through July 2022, the Fed hiked rates four additional times during the reporting period, moving the federal funds rate from a range between 2.25% and 2.50% to a range of 4.50% and 4.75%. On March 22, 2023—after the reporting period ended—the Fed raised rates another 0.25%, pushing the federal funds rate to its highest level since September 2007.

US equities were volatile overall, but modestly advanced during the reporting period. The market fell sharply over the first month of the period against a backdrop of elevated inflation and aggressive monetary policy tightening. The fallout from the war in Ukraine also weighed on investor sentiment. The US market then rallied over three of the next four months. This was due to several factors, including signs of moderating inflation, hopes that the Fed would be less aggressive in terms of future rate hikes, and that the central bank could orchestrate a "soft landing" for the economy. The market then fell over the last month of the period, as inflation remained elevated and a

UBS U.S. Allocation Fund

Investment Objective:

Total return, consisting of long-term capital appreciation and current income

Portfolio Managers:

Nicole Goldberger
Evan Brown
UBS Asset Management
(Americas) Inc.

Commencement:

Class A—May 10, 1993 Class P (formerly Class Y)—May 10, 1993

Dividend payments:

Annually, if any

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The UBS U.S. Allocation Fund Benchmark is an unmanaged benchmark compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund's inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Blomberg Barclays US Aggregate Index and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Bloomberg US Aggregate Index and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS U.S. Allocation Fund

robust labor market triggered concerns that rates would be "higher-for-longer" and potentially tip the economy into a recession.

The overall US fixed income market declined, as the Fed continued to raise interest rates in an attempt to bring down inflation. In the US, short- and long-term US Treasury yields moved sharply higher. For the six months ended February 28, 2023, the yield on the US 10-year Treasury rose from 3.15% to 3.92%. (Bond yields and prices generally move in the opposite direction.) For the six-month reporting period, the overall US bond market, as measured by the Bloomberg US Aggregate Index,3 returned -2.13%. In contrast, riskier high yield bonds, as measured by the ICE BofAML US High Yield Index,4 gained 3.06% during the reporting period.

Portfolio commentary

What worked

•  Overall, security selection and tactical asset allocation decisions contributed to performance during the reporting period.

•  Overall, the US value equity portion of the Fund contributed to returns. Specifically, outperformance over the period was primarily led by positive stock selection in Consumer Discretionary and Health Care.

  – Broadly, our Consumer Discretionary exposure boosted relative performance, as consumer activity remained robust and supply chain and inventory challenges seemed to abate toward the end of last year.

  – Brunswick performed well on the back of strong operating expense control and positive signs of market share gains in higher horsepower engines. This was in line with our investment thesis that the company would witness reduced cyclicality in its revenues.

  – Aptiv shares also bounced amid evidence that supply chain tightness, COVID, and input cost pressure-related headwinds were moderating.

  – Las Vegas Sands was the top contributor to performance as its shares rebounded on China reopening, which renewed optimism around the impending recovery of casinos in its core Macau market.

•  In the US growth equity portion of the Fund, positive stock selection contributed to relative performance, but was ultimately offset by sector allocation headwinds. From a sector perspective, our overweight to Health Care and underweight to Real Estate contributed to relative performance.

  – United Rentals: The company's shares rose on the back of strong earnings and better-than-expected 2023 guidance. We continue to like United Rentals, as it is one of the biggest players in the North American equipment rental industry. We believe the company will continue to benefit from an ongoing preference shift toward renting versus owning equipment.

3  The Bloomberg US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The ICE BofAML US High Yield Index is an unmanaged index that tracks the performance of US dollar denominated, below investment-grade rated corporate debt publicly issued in the US domestic market.

UBS U.S. Allocation Fund

  – TransDigm: TransDigm benefited from strong earnings and continued growth in commercial aftermarket, with high-teens growth expected into 2023. We continue to like the company and believe it should benefit from recovery of air travel from China's reopening.

  – DexCom: Shares of DexCom outperformed after it received Food and Drug Administration approval for its G7 glucose-monitoring device. We remain confident on the potential for the stock to significantly grow its enterprise value over the next few years from current levels.

•  Overall, asset allocation was positive for performance during the reporting period.

  – During the period, we had an underweight to equities and an overweight to fixed income versus the UBS U.S. Allocation Fund benchmark.

  – Overall, US equity markets made strong gains over the fourth quarter of 2022 due to investors balancing the caution that the pace of Fed policy tightening could slow with signs that elevated inflation could be cooling. In addition, positive economic indicators around consumer spending have been resilient from a strong labor market, despite the impact of higher prices on household budgets.

  – Our underweight to broad equities slightly detracted from relative performance as risk assets rebounded over the reporting period. However, our overweight to US Energy added positively to performance due to global supply shortages. Moreover, an overweight to fixed income mainly around asset-backed securities ("ABS") contributed strongly to returns over the period. Specifically, an underweight to mortgage-backed securities ("MBS") contributed to performance relative to the benchmark as we remained cautious of mortgages given elevated volatility and a technical environment that remains unsupportive of the sector broadly. For comparison purposes, neutral Index weights for the Fund are 65.0% equities and 35.0% fixed income.5

•  Relative to the benchmark, the use of fixed income and equity derivatives (futures, options, and swaps) contributed to results. These derivative instruments, which were utilized to manage the Fund's fixed income and equity exposure, were positive for performance.

What didn't work

•  In the US value equity portion of the Fund, stock selection in Energy and Materials detracted the most.

  – After a period of strong performance earlier in 2022, our Energy and Materials exposure detracted over the period, as we witnessed a sharp pullback in commodity prices.

  – Williams Companies—a gas pipeline company—was the main detractor as its share price was weighed by falling natural gas prices. We continue to hold this stock.

  – Similarly, CF Industries' shares fell on the back of declining nitrogen fertilizer prices. We continue to hold this stock.

5  Allocations include derivative exposure.

UBS U.S. Allocation Fund

•  Overall, the US growth equity portion of the Fund detracted from returns. Specifically, our overweight to both consumer Discretionary and Communication Services detracted. The main individual detractors were:

  – Fidelity National Information Services: The stock sold off after earnings in November 2022, as the company outlined revenue growth pressures from a slower sales pipeline and as their small merchant acquiring business has seen revenue pressures. The company also discussed inflation pressure and lumpy license revenues which have been imposing margin pressure throughout the reporting period. While we believe the company had solid operating businesses, we also felt current pressure on this business will take time to work through and unlock value. We therefore exited our position in the stock in the U.S. Growth equity portion of the Fund during the fourth quarter of 2022.

  – Amazon.com: Amazon.com's shares fell after earnings revealed a slowdown in enterprise cloud demand and a fourth quarter outlook that reflected slowing consumer spending. These factors offset strong advertising performance and incremental gains with utilization of excess fulfillment capacity. We still like Amazon.com shares for the company's longer-term expansion in higher margin AWS (Amazon Web Services) and advertising against a backdrop of lower fulfillment capacity cap and higher utilization. We recognize that a weaker macroeconomic environment slows progress in these areas. We continue to hold this stock.

  – NVIDIA: Our underweight to NVIDIA detracted from relative performance after the stock rallied roughly 50% from end of its December 2022 lows. The rebound was spurred in part by easing sentiment for technology names across the board. It was also aided by optimism that hyperscale capital expenditures are improving and that ChatGPT and other artificial intelligence (AI) integrations will be meaningful demand drivers for cloud computing capacity. While the company seems to be making progress with channel inventory and new consumer and enterprise product cycles, we remain mindful of macro pressures on data centers, as well as export bans to China, which impact NVDIA's most advanced products. Our preferred overweight exposure in elite semis (most comparable to NVDIA in terms of both 3-5 year growth outlook and technology lead) is Advanced Micro Devices which meaningfully outperformed NIVIDA in the fourth quarter of 2022. We continue to hold this stock.

UBS U.S. Allocation Fund

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/am-us.

Sincerely,

Igor Lasun President UBS U.S. Allocation Fund Managing Director UBS Asset Management (Americas) Inc.	Nicole Goldberger Portfolio Manager UBS U.S. Allocation Fund Managing Director UBS Asset Management (Americas) Inc.

Evan Brown Portfolio Manager UBS U.S. Allocation Fund Managing Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended February 28, 2023. The views and opinions in the letter were current as of April 15, 2023. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

* Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. The prospectus contains this and other information about the fund. Prospectuses for most of our funds can be obtained from your Financial Advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Allocation Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended 02/28/2023	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.78%	(9.22)%	6.05%	7.87%
Class P2	0.89	(8.98)	6.33	8.16
After deducting maximum sales charge
Class A1	(4.75)	(14.20)	4.86	7.27
S&P 500 Index[3]	1.26	(7.69)	9.82	12.25
UBS U.S. Allocation Fund Benchmark[4]	0.63	(8.12)	6.71	8.39

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 03/31/2023	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	10.20%	(9.46)%	6.51%	7.73%
Class P2	10.34	(9.23)	6.79	8.03
After deducting maximum sales charge
Class A1	4.14	(14.44)	5.31	7.12

The annualized gross and net expense ratios, respectively, for each class of shares as in the December 29, 2022 prospectus, were as follows: Class A—0.99% and 0.99%; and Class P—0.72% and 0.72%.

Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Fund and UBS Asset Management (Americas) Inc. have entered into a written agreement, separate from UBS AM's investment advisory agreement with the Fund, whereby UBS AM has agreed to permanently reduce its management fees based on the Fund's average daily net assets to the following rates: $0 to $250 million: 0.50%; in excess of $250 million up to $500 million: 0.45%; in excess of $500 million up to $2 billion: 0.40%; over $2 billion: 0.35%. Effective December 29, 2022, UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, so that the ordinary total annual operating expenses of each class through December 31, 2023 (excluding dividend expense, borrowing costs and interest expense relating to short sales, and expenses attributable to investments in other investment companies, interest, taxes, brokerage commissions, trustee elections as well as other matters related to shareholder meetings (unless otherwise separately agreed by UBS AM), and extraordinary expenses, if any) would not exceed 1.15% for Class A and 0.90% for Class P.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The UBS U.S. Allocation Fund Benchmark is an unmanaged benchmark compiled by the Advisor, constructed as follows: from June 1, 2005 until present: 65% Russell 3000 Index, 30% Bloomberg US Aggregate Bond Index, and 5% ICE BofAML US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/us-mutualfundperformance.

UBS U.S. Allocation Fund

Understanding your Fund's expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2022 to February 28, 2023.

Actual expenses (unaudited)

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning account value September 1, 2022	Ending account value February 28, 2023	Expenses paid during period[1]	Expense ratio during the period
Class A	Actual	$1,000.00	$1,007.80	$5.03	1.01%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.80	5.06	1.01
Class P	Actual	1,000.00	1,008.90	3.74	0.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.10	3.76	0.75

1  Expenses are equal to the Fund annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

UBS U.S. Allocation Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of February 28, 2023

Top ten equity holdings
iShares Core S&P Mid-Cap ETF	3.2%
Microsoft Corp.	3.1
Apple, Inc.	3.0
iShares Core S&P Small-Cap ETF	3.0
AbbVie, Inc.	1.7
Amazon.com, Inc.	1.4
NVIDIA Corp.	1.1
UnitedHealth Group, Inc.	1.0
Mastercard, Inc., Class A	1.0
Alphabet, Inc.	1.0
Total	19.5%
Top ten fixed income holdings
UMBS, TBA, 2.500%	1.6%
FHLMC, 2.000% due 02/01/51	1.4
FNMA, 2.000% due 05/01/51	1.1
FNMA, 2.500% due 03/01/52	0.9
FHLMC, 2.000% due 12/01/51	0.8
GNMA II, 2.500% due 03/20/51	0.8
GNMA II, 2.000% due 03/20/51	0.8
GNMA II, 3.000% due 10/20/49	0.6
U.S. Treasury Notes, 3.500% due 02/15/33	0.6
FNMA, 2.500% due 08/01/51	0.4
Total	9.0%
Top five issuer breakdown by country or territory of origin
United States	97.2%
Cayman Islands	1.0
United Kingdom	0.8
Canada	0.5
Japan	0.2
Total	99.7%

UBS U.S. Allocation Fund

Portfolio statistics and industry diversification—(unaudited)1 (concluded)

As a percentage of net assets as of February 28, 2023

Asset allocation
Common stocks	57.0%
Corporate bonds	16.7
U.S. government agency obligations	10.0
Exchange traded funds	6.2
Asset-backed securities	3.9
Mortgage-backed securities	2.0
U.S. Treasury obligations	1.2
Non-U.S. government agency obligations	0.4
Preferred stocks	0.0 †
Short-term investments	3.9
Cash equivalents and liabilities in excess of other assets	(1.3)
Total	100.0%

†  Amount represents less than 0.05% or (0.05)%.

1  The portfolio is actively managed and its composition will vary over time.

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2023 (unaudited)

	Number of shares	Value
Common stocks—57.0%
Aerospace & defense—0.8%
Boeing Co.*	353	$71,147
General Dynamics Corp.	154	35,098
Howmet Aerospace, Inc.	231	9,744
Huntington Ingalls Industries, Inc.	21	4,519
L3harris Technologies, Inc.	123	25,976
Lockheed Martin Corp.	150	71,139
Northrop Grumman Corp.	91	42,234
Raytheon Technologies Corp.	903	88,575
Spirit AeroSystems Holdings, Inc., Class A	15,492	529,517
Textron, Inc.	120	8,704
TransDigm Group, Inc.	1,208	898,595
		1,785,248
Air freight & logistics—0.1%
C.H. Robinson Worldwide, Inc.	80	7,997
Expeditors International of Washington, Inc.	97	10,142
FedEx Corp.	151	30,686
United Parcel Service, Inc., Class B	463	84,493
		133,318
Airlines—0.0%†
Alaska Air Group, Inc.*	102	4,879
American Airlines Group, Inc.*	362	5,785
Delta Air Lines, Inc.*	425	16,294
Southwest Airlines Co.	371	12,458
United Airlines Holdings, Inc.*	211	10,964
		50,380
Auto components—0.5%
Aptiv PLC*	9,035	1,050,590
BorgWarner, Inc.	250	12,570
		1,063,160
Automobiles—0.7%
Ford Motor Co.	3,290	39,710
General Motors Co.	1,203	46,604
Tesla, Inc.*	6,477	1,332,384
		1,418,698
Banks—2.1%
Bank of America Corp.	11,250	385,875
Citigroup, Inc.	3,140	159,167
Citizens Financial Group, Inc.	802	33,492
Comerica, Inc.	230	16,123
Fifth Third Bancorp	1,145	41,563
First Republic Bank	295	36,288
Huntington Bancshares, Inc.	2,298	35,205
JPMorgan Chase & Co.	4,723	677,042
KeyCorp	1,435	26,246
M&T Bank Corp.	291	45,189
PNC Financial Services Group, Inc.	647	102,174
Regions Financial Corp.	1,509	35,190
Signature Bank	112	12,886
SVB Financial Group*	2,930	844,162
Truist Financial Corp.	2,085	97,891
US Bancorp	2,148	102,524
	Number of shares	Value
Common stocks—(continued)
Banks—(concluded)
Wells Fargo & Co.	37,439	$1,751,022
Zions Bancorp N.A.	196	9,922
		4,411,961
Beverages—0.9%
Brown-Forman Corp., Class B	163	10,574
Coca-Cola Co.	2,670	158,892
Constellation Brands, Inc., Class A	2,619	585,870
Keurig Dr Pepper, Inc.	587	20,281
Molson Coors Beverage Co., Class B	170	9,042
Monster Beverage Corp.*	4,894	498,013
PepsiCo, Inc.	3,968	688,567
		1,971,239
Biotechnology—2.5%
AbbVie, Inc.	23,431	3,606,031
Amgen, Inc.	914	211,737
Biogen, Inc.*	252	68,005
Contra Abiomed, Inc.*	76	77
Gilead Sciences, Inc.	2,137	172,093
Incyte Corp.*	297	22,863
Moderna, Inc.*	564	78,289
Regeneron Pharmaceuticals, Inc.*	187	142,199
Vertex Pharmaceuticals, Inc.*	3,829	1,111,520
		5,412,814
Building products—0.0%†
A.O. Smith Corp.	91	5,972
Allegion PLC	54	6,086
Carrier Global Corp.	462	20,804
Johnson Controls International PLC	407	25,527
Masco Corp.	102	5,348
Trane Technologies PLC	150	27,746
		91,483
Capital markets—2.0%
Ameriprise Financial, Inc.	5,048	1,730,808
Bank of New York Mellon Corp.	1,156	58,817
BlackRock, Inc.	240	165,463
Cboe Global Markets, Inc.	155	19,556
Charles Schwab Corp.	9,813	764,629
CME Group, Inc.	593	109,918
FactSet Research Systems, Inc.	63	26,117
Franklin Resources, Inc.	519	15,295
Goldman Sachs Group, Inc.	545	191,649
Intercontinental Exchange, Inc.	887	90,297
Invesco Ltd.	797	14,075
MarketAxess Holdings, Inc.	66	22,536
Moody's Corp.	252	73,118
Morgan Stanley	2,113	203,904
MSCI, Inc.	892	465,758
Nasdaq, Inc.	561	31,450
Northern Trust Corp.	330	31,439
Raymond James Financial, Inc.	315	34,165
S&P Global, Inc.	537	183,224

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2023 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Capital markets—(concluded)
State Street Corp.	594	$52,676
T. Rowe Price Group, Inc.	375	42,105
		4,326,999
Chemicals—1.0%
Air Products and Chemicals, Inc.	532	152,141
Albemarle Corp.	280	71,207
Celanese Corp.	238	27,663
CF Industries Holdings, Inc.	7,854	674,580
Corteva, Inc.	1,646	102,529
Dow, Inc.	1,605	91,806
DuPont de Nemours, Inc.	1,137	83,035
Eastman Chemical Co.	284	24,197
Ecolab, Inc.	597	95,144
FMC Corp.	294	37,970
International Flavors & Fragrances, Inc.	610	56,852
Linde PLC	1,164	405,503
LyondellBasell Industries N.V., Class A	600	57,594
Mosaic Co.	821	43,669
PPG Industries, Inc.	564	74,482
Sherwin-Williams Co.	554	122,628
		2,121,000
Commercial services & supplies—0.0%†
Cintas Corp.	59	25,870
Copart, Inc.*	256	18,038
Republic Services, Inc.	122	15,730
Rollins, Inc.	137	4,822
Waste Management, Inc.	228	34,145
		98,605
Communications equipment—0.2%
Arista Networks, Inc.*	347	48,129
Cisco Systems, Inc.	6,138	297,202
F5, Inc.*	83	11,867
Juniper Networks, Inc.	477	14,682
Motorola Solutions, Inc.	254	66,754
		438,634
Construction & engineering—0.0%†
Quanta Services, Inc.	81	13,073
Construction materials—0.1%
Martin Marietta Materials, Inc.	153	55,060
Vulcan Materials Co.	302	54,635
		109,695
Consumer finance—0.7%
American Express Co.	3,549	617,490
Capital One Financial Corp.	602	65,666
Discover Financial Services	454	50,848
SLM Corp.	57,466	826,361
Synchrony Financial	753	26,890
		1,587,255
	Number of shares	Value
Common stocks—(continued)
Containers & packaging—0.1%
Amcor PLC	3,439	$38,310
Avery Dennison Corp.	198	36,074
Ball Corp.	761	42,776
International Paper Co.	864	31,441
Packaging Corp. of America	209	28,574
Sealed Air Corp.	353	17,163
Westrock Co.	657	20,630
		214,968
Distributors—0.0%†
Genuine Parts Co.	118	20,869
LKQ Corp.	179	10,255
Pool Corp.	43	15,345
		46,469
Diversified financial services—0.9%
Berkshire Hathaway, Inc., Class B*	2,905	886,548
Voya Financial, Inc.[1]	13,720	1,022,003
		1,908,551
Diversified telecommunication services—0.2%
AT&T, Inc.	9,394	177,640
Lumen Technologies, Inc.	1,225	4,165
Verizon Communications, Inc.	5,532	214,697
		396,502
Electric utilities—1.0%
Alliant Energy Corp.	375	19,226
American Electric Power Co., Inc.	714	62,811
Constellation Energy Corp.	465	34,824
Duke Energy Corp.	1,136	107,079
Edison International	548	36,283
Entergy Corp.	303	31,170
Evergy, Inc.	341	20,054
Eversource Energy	505	38,057
Exelon Corp.	1,395	56,344
FirstEnergy Corp.	773	30,564
NextEra Energy, Inc.	20,027	1,422,518
NRG Energy, Inc.	308	10,099
PG&E Corp.*	2,321	36,254
Pinnacle West Capital Corp.	206	15,178
PPL Corp.	1,056	28,586
Southern Co.	1,536	96,860
Xcel Energy, Inc.	766	49,461
		2,095,368
Electrical equipment—0.9%
AMETEK, Inc.	146	20,668
Eaton Corp. PLC	255	44,607
Emerson Electric Co.	384	31,761
Generac Holdings, Inc.*	19	2,280
Regal Rexnord Corp.	8,743	1,378,247
Rockwell Automation, Inc.	65	19,170
Shoals Technologies Group, Inc., Class A*	13,952	342,382
		1,839,115

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2023 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Electronic equipment, instruments & components—0.2%
Amphenol Corp., Class A	883	$68,450
CDW Corp.	190	38,460
Corning, Inc.	1,157	39,280
Keysight Technologies, Inc.*	273	43,669
TE Connectivity Ltd.	462	58,822
Teledyne Technologies, Inc.*	75	32,255
Trimble, Inc.*	423	22,021
Zebra Technologies Corp., Class A*	86	25,822
		328,779
Energy equipment & services—0.1%
Baker Hughes Co.	1,874	57,344
Halliburton Co.	1,590	57,606
Schlumberger Ltd.	2,592	137,920
		252,870
Entertainment—1.3%
Activision Blizzard, Inc.	937	71,446
Electronic Arts, Inc.	345	38,274
Live Nation Entertainment, Inc.*	200	14,412
Netflix, Inc.*	3,489	1,123,912
Take-Two Interactive Software, Inc.*	10,800	1,183,140
Walt Disney Co.*	2,399	238,964
Warner Bros Discovery, Inc.*	3,035	47,407
		2,717,555
Equity real estate investment trusts—1.3%
Alexandria Real Estate Equities, Inc.	199	29,806
American Tower Corp.	647	128,113
AvalonBay Communities, Inc.	180	31,054
Boston Properties, Inc.	202	13,227
Camden Property Trust	153	17,558
Crown Castle, Inc.	3,555	464,816
Digital Realty Trust, Inc.	392	40,858
Equinix, Inc.	126	86,722
Equity Residential	493	30,822
Essex Property Trust, Inc.	83	18,929
Extra Space Storage, Inc.	179	29,472
Federal Realty Investment Trust	96	10,251
Healthpeak Properties, Inc.	745	17,925
Host Hotels & Resorts, Inc.	998	16,766
Invitation Homes, Inc.	827	25,852
Iron Mountain, Inc.	403	21,258
Kimco Realty Corp.	890	18,343
Mid-America Apartment Communities, Inc.	136	21,774
Prologis, Inc.	10,788	1,331,239
Public Storage	215	64,274
Realty Income Corp.	805	51,480
Regency Centers Corp.	215	13,524
SBA Communications Corp.	144	37,347
Simon Property Group, Inc.	424	51,766
UDR, Inc.	433	18,550
Ventas, Inc.	571	27,779
VICI Properties, Inc.	1,342	44,997
Welltower, Inc.	660	48,919
Weyerhaeuser Co.	929	29,031
		2,742,452
	Number of shares	Value
Common stocks—(continued)
Food & staples retailing—0.4%
BJ's Wholesale Club Holdings, Inc.*	7,633	$548,049
Costco Wholesale Corp.	306	148,159
Kroger Co.	461	19,888
Sysco Corp.	371	27,665
Walgreens Boots Alliance, Inc.	525	18,653
Walmart, Inc.	966	137,298
		899,712
Food products—1.6%
Archer-Daniels-Midland Co.	403	32,079
Bunge Ltd.	17,020	1,625,410
Campbell Soup Co.	139	7,300
Conagra Brands, Inc.	322	11,724
General Mills, Inc.	402	31,963
Hershey Co.	111	26,453
Hormel Foods Corp.	208	9,231
J.M. Smucker Co.	80	11,831
Kellogg Co.	170	11,210
Kraft Heinz Co.	558	21,729
Lamb Weston Holdings, Inc.	106	10,668
McCormick & Co., Inc.	192	14,269
Mondelez International, Inc., Class A	22,603	1,473,264
Tyson Foods, Inc., Class A	217	12,855
		3,299,986
Gas utilities—0.0%†
Atmos Energy Corp.	194	21,885
Health care equipment & supplies—1.5%
Abbott Laboratories	8,402	854,651
Align Technology, Inc.*	118	36,521
Baxter International, Inc.	860	34,357
Becton Dickinson and Co.	501	117,510
Boston Scientific Corp.*	2,443	114,137
Cooper Cos., Inc.	1,691	552,906
DENTSPLY SIRONA, Inc.	309	11,764
Dexcom, Inc.*	4,770	529,518
Edwards Lifesciences Corp.*	1,054	84,784
GE HealthCare Technologies, Inc.*	614	46,664
Hologic, Inc.*	459	36,555
IDEXX Laboratories, Inc.*	141	66,727
Intuitive Surgical, Inc.*	601	137,863
Medtronic PLC	2,274	188,287
ResMed, Inc.	248	52,824
STERIS PLC	163	30,649
Stryker Corp.	590	155,099
Teleflex, Inc.	76	18,105
Zimmer Biomet Holdings, Inc.	351	43,478
		3,112,399
Health care providers & services—2.1%
AmerisourceBergen Corp.	287	44,646
Cardinal Health, Inc.	449	33,994
Centene Corp.*	952	65,117
Cigna Corp.	516	150,724
CVS Health Corp.	2,256	188,466

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2023 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Health care providers & services—(concluded)
DaVita, Inc.*	66	$5,429
Elevance Health, Inc.	416	195,383
HCA Healthcare, Inc.	375	91,294
Henry Schein, Inc.*	231	18,090
Humana, Inc.	221	109,399
Laboratory Corp. of America Holdings	5,496	1,315,523
McKesson Corp.	251	87,802
Molina Healthcare, Inc.*	106	29,185
Quest Diagnostics, Inc.	182	25,181
UnitedHealth Group, Inc.	4,416	2,101,751
Universal Health Services, Inc., Class B	111	14,826
		4,476,810
Hotels, restaurants & leisure—1.8%
Airbnb, Inc., Class A*	204	25,149
Booking Holdings, Inc.*	33	83,292
Caesars Entertainment, Inc.*	212	10,761
Carnival Corp.*	668	7,094
Chipotle Mexican Grill, Inc.*	310	462,235
Darden Restaurants, Inc.	91	13,012
Domino's Pizza, Inc.	29	8,526
Expedia Group, Inc.*	6,124	667,332
Hilton Worldwide Holdings, Inc.	246	35,550
Las Vegas Sands Corp.*	28,988	1,665,940
Marriott International, Inc., Class A	222	37,571
McDonald's Corp.	2,575	679,568
MGM Resorts International	249	10,710
Norwegian Cruise Line Holdings Ltd.*	360	5,335
Royal Caribbean Cruises Ltd.*	189	13,351
Starbucks Corp.	980	100,048
Wynn Resorts Ltd.*	74	8,020
Yum! Brands, Inc.	248	31,536
		3,865,030
Household durables—0.0%†
D.R. Horton, Inc.	288	26,634
Garmin Ltd.	144	14,131
Lennar Corp., Class A	224	21,670
Mohawk Industries, Inc.*	38	3,908
Newell Brands, Inc.	245	3,599
NVR, Inc.*	2	10,347
PulteGroup, Inc.	232	12,684
Whirlpool Corp.	57	7,865
		100,838
Household products—0.2%
Church & Dwight Co., Inc.	187	15,667
Clorox Co.	93	14,456
Colgate-Palmolive Co.	609	44,640
Kimberly-Clark Corp.	222	27,761
Procter & Gamble Co.	1,641	225,736
		328,260
	Number of shares	Value
Common stocks—(continued)
Independent power and renewable electricity producers—0.0%†
AES Corp.	953	$23,520
Industrial conglomerates—0.3%
3M Co.	358	38,571
General Electric Co.	695	58,874
Honeywell International, Inc.	3,167	606,417
		703,862
Insurance—1.5%
Aflac, Inc.	870	59,290
Allstate Corp.	6,492	836,040
American International Group, Inc.	1,225	74,860
Aon PLC, Class A	341	103,681
Arch Capital Group Ltd.*	580	40,600
Arthur J. Gallagher & Co.	347	65,010
Assurant, Inc.	101	12,866
Brown & Brown, Inc.	352	19,737
Chubb Ltd.	664	140,117
Cincinnati Financial Corp.	247	29,813
Everest Re Group Ltd.	62	23,806
Globe Life, Inc.	166	20,201
Hartford Financial Services Group, Inc.	526	41,175
Lincoln National Corp.	247	7,835
Loews Corp.	298	18,205
Marsh & McLennan Cos., Inc.	7,136	1,157,031
MetLife, Inc.	1,057	75,819
Principal Financial Group, Inc.	375	33,585
Progressive Corp.	940	134,909
Prudential Financial, Inc.	594	59,400
Travelers Cos., Inc.	381	70,531
W. R. Berkley Corp.	308	20,386
Willis Towers Watson PLC	179	41,950
		3,086,847
Interactive media & services—1.6%
Alphabet, Inc., Class C*	6,966	629,030
Alphabet, Inc., Class A*	22,609	2,036,167
Match Group, Inc.*	375	15,532
Meta Platforms, Inc., Class A*	2,958	517,473
Snap, Inc., Class A*	28,948	293,822
		3,492,024
Internet & direct marketing retail—1.4%
Amazon.com, Inc.*	31,878	3,003,864
eBay, Inc.	459	21,068
Etsy, Inc.*	113	13,719
		3,038,651
IT services—2.2%
Accenture PLC, Class A	943	250,414
Akamai Technologies, Inc.*	246	17,860
Automatic Data Processing, Inc.	616	135,409
Block, Inc.*	5,495	421,631
Broadridge Financial Solutions, Inc.	160	22,525
Cognizant Technology Solutions Corp., Class A	763	47,787

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2023 (unaudited)

	Number of shares	Value
Common stocks—(continued)
IT services—(concluded)
DXC Technology Co.*	341	$9,459
EPAM Systems, Inc.*	92	28,304
Fidelity National Information Services, Inc.	7,303	462,791
Fiserv, Inc.*	944	108,645
FleetCor Technologies, Inc.*	110	23,627
Gartner, Inc.*	115	37,698
Global Payments, Inc.	404	45,329
International Business Machines Corp.	1,350	174,555
Jack Henry & Associates, Inc.	98	16,095
Mastercard, Inc., Class A	5,913	2,100,830
Paychex, Inc.	497	54,869
PayPal Holdings, Inc.*	1,725	126,960
VeriSign, Inc.*	137	26,966
Visa, Inc., Class A	2,440	536,653
		4,648,407
Leisure products—0.3%
Brunswick Corp.	6,866	600,226
Hasbro, Inc.	116	6,381
		606,607
Life sciences tools & services—1.4%
Agilent Technologies, Inc.	499	70,843
Bio-Rad Laboratories, Inc., Class A*	2,722	1,300,680
Bio-Techne Corp.	268	19,468
Charles River Laboratories International, Inc.*	87	19,083
Danaher Corp.	1,124	278,224
Illumina, Inc.*	274	54,581
IQVIA Holdings, Inc.*	3,478	725,059
Mettler-Toledo International, Inc.*	40	57,348
PerkinElmer, Inc.	234	29,149
Thermo Fisher Scientific, Inc.	673	364,604
Waters Corp.*	111	34,509
West Pharmaceutical Services, Inc.	126	39,946
		2,993,494
Machinery—1.2%
AGCO Corp.	2,408	339,070
Caterpillar, Inc.	333	79,770
Cummins, Inc.	88	21,391
Deere & Co.	174	72,948
Dover Corp.	85	12,741
Fortive Corp.	232	15,465
IDEX Corp.	44	9,899
Illinois Tool Works, Inc.	179	41,736
Ingersoll Rand, Inc.	31,324	1,818,985
Nordson Corp.	40	8,786
Otis Worldwide Corp.	224	18,955
PACCAR, Inc.	328	23,682
Parker-Hannifin Corp.	79	27,796
Pentair PLC	119	6,657
Snap-on, Inc.	43	10,693
Stanley Black & Decker, Inc.	93	7,962
Westinghouse Air Brake Technologies Corp.	110	11,476
Xylem, Inc.	108	11,086
		2,539,098
	Number of shares	Value
Common stocks—(continued)
Media—0.8%
Charter Communications, Inc., Class A*	139	$51,098
Comcast Corp., Class A	42,692	1,586,862
DISH Network Corp., Class A*	334	3,811
Fox Corp., Class A	439	15,374
Fox Corp., Class B	189	6,095
Interpublic Group of Cos., Inc.	530	18,836
News Corp., Class A	343	5,882
News Corp., Class B	14	242
Omnicom Group, Inc.	275	24,907
Paramount Global, Class B	717	15,358
		1,728,465
Metals & mining—0.2%
Freeport-McMoRan, Inc.	3,341	136,881
Newmont Corp.	1,876	81,812
Nucor Corp.	592	99,124
Steel Dynamics, Inc.	397	50,066
		367,883
Multiline retail—0.7%
Dollar General Corp.	200	43,260
Dollar Tree, Inc.*	9,038	1,313,041
Target Corp.	403	67,905
		1,424,206
Multi-utilities—0.2%
Ameren Corp.	358	29,610
Centerpoint Energy, Inc.	933	25,956
CMS Energy Corp.	420	24,767
Consolidated Edison, Inc.	500	44,675
Dominion Energy, Inc.	1,184	65,854
DTE Energy Co.	293	32,145
NiSource, Inc.	577	15,827
Public Service Enterprise Group, Inc.	705	42,603
Sempra Energy	461	69,132
WEC Energy Group, Inc.	457	40,518
		391,087
Oil, gas & consumable fuels—2.9%
APA Corp.	26,285	1,008,818
Chevron Corp.	3,197	513,982
ConocoPhillips	2,244	231,917
Coterra Energy, Inc.	1,377	34,384
Devon Energy Corp.	1,151	62,062
Diamondback Energy, Inc.	315	44,283
EOG Resources, Inc.	4,783	540,575
EQT Corp.	705	23,392
Exxon Mobil Corp.	10,889	1,196,810
Hess Corp.	495	66,677
Kinder Morgan, Inc.	3,625	61,843
Marathon Oil Corp.	1,057	26,584
Marathon Petroleum Corp.	844	104,318
Occidental Petroleum Corp.	1,297	75,952
ONEOK, Inc.	814	53,276
Phillips 66	847	86,868
Pioneer Natural Resources Co.	423	84,773

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2023 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Oil, gas & consumable fuels—(concluded)
Targa Resources Corp.	428	$31,715
Valero Energy Corp.	692	91,157
Williams Cos., Inc.	58,960	1,774,696
		6,114,082
Personal products—0.0%†
Estee Lauder Cos., Inc.	155	37,673
Pharmaceuticals—1.8%
Bristol-Myers Squibb Co.	3,642	251,152
Catalent, Inc.*	331	22,581
Eli Lilly & Co.	5,974	1,859,228
Johnson & Johnson	4,494	688,751
Merck & Co., Inc.	4,346	461,719
Organon & Co.	508	12,441
Pfizer, Inc.	9,639	391,054
Viatris, Inc.	2,048	23,347
Zoetis, Inc.	808	134,936
		3,845,209
Professional services—0.2%
CoStar Group, Inc.*	243	17,170
Equifax, Inc.	69	13,975
Jacobs Solutions, Inc.	76	9,082
Leidos Holdings, Inc.	75	7,280
Robert Half International, Inc.	59	4,757
Verisk Analytics, Inc.	2,719	465,248
		517,512
Real estate management & development—0.0%†
CBRE Group, Inc.*	458	38,994
Road & rail—0.4%
CSX Corp.	1,282	39,088
J.B. Hunt Transport Services, Inc.	53	9,582
Norfolk Southern Corp.	150	33,723
Old Dominion Freight Line, Inc.	55	18,660
Union Pacific Corp.	3,490	723,407
		824,460
Semiconductors & semiconductor equipment—3.3%
Advanced Micro Devices, Inc.*	11,854	931,487
Analog Devices, Inc.	767	140,722
Applied Materials, Inc.	1,267	147,162
Broadcom, Inc.	2,339	1,390,044
Enphase Energy, Inc.*	210	44,211
First Solar, Inc.*	138	23,341
Intel Corp.	6,117	152,497
KLA Corp.	218	82,705
Lam Research Corp.	202	98,174
Microchip Technology, Inc.	815	66,040
Micron Technology, Inc.	15,054	870,422
Monolithic Power Systems, Inc.	69	33,416
NVIDIA Corp.	10,084	2,341,102
NXP Semiconductors NV	403	71,927
ON Semiconductor Corp.*	637	49,310
Qorvo, Inc.*	144	14,528
	Number of shares	Value
Common stocks—(continued)
Semiconductors & semiconductor equipment—(concluded)
QUALCOMM, Inc.	1,671	$206,419
Skyworks Solutions, Inc.	230	25,661
SolarEdge Technologies, Inc.*	89	28,295
Teradyne, Inc.	219	22,150
Texas Instruments, Inc.	1,354	232,143
		6,971,756
Software—6.2%
Adobe, Inc.*	694	224,821
ANSYS, Inc.*	120	36,433
Autodesk, Inc.*	316	62,786
Cadence Design Systems, Inc.*	404	77,948
Ceridian HCM Holding, Inc.*	207	15,097
Fortinet, Inc.*	979	58,192
Gen Digital, Inc.	802	15,647
HubSpot, Inc.*	942	364,422
Intuit, Inc.	421	171,423
Microsoft Corp.	26,392	6,582,693
Oracle Corp.	11,077	968,130
Palo Alto Networks, Inc.*	3,958	745,568
Paycom Software, Inc.*	81	23,414
PTC, Inc.*	155	19,426
Roper Technologies, Inc.	161	69,262
Salesforce, Inc.*	6,397	1,046,613
ServiceNow, Inc.*	1,957	845,757
Splunk, Inc.*	9,523	976,107
Synopsys, Inc.*	236	85,847
Tyler Technologies, Inc.*	65	20,881
VMware, Inc., Class A*	7,997	880,710
		13,291,177
Specialty retail—0.9%
Advance Auto Parts, Inc.	51	7,393
AutoZone, Inc.*	17	42,271
Bath & Body Works, Inc.	221	9,032
Best Buy Co., Inc.	151	12,550
CarMax, Inc.*	100	6,904
Home Depot, Inc.	883	261,845
Lowe's Cos., Inc.	3,815	784,936
O'Reilly Automotive, Inc.*	56	46,486
Ross Stores, Inc.	291	32,167
TJX Cos., Inc.	9,352	716,363
Tractor Supply Co.	88	20,527
Ulta Beauty, Inc.*	50	25,940
		1,966,414
Technology hardware, storage & peripherals—3.1%
Apple, Inc.	44,370	6,540,582
Hewlett Packard Enterprise Co.	1,814	28,316
HP, Inc.	1,265	37,343
NetApp, Inc.	318	20,527
Seagate Technology Holdings PLC	260	16,786
Western Digital Corp.*	507	19,509
		6,663,063

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2023 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
Textiles, apparel & luxury goods—0.6%
Lululemon Athletica, Inc.*	1,777	$549,448
NIKE, Inc., Class B	6,582	781,876
Ralph Lauren Corp.	50	5,910
Tapestry, Inc.	173	7,527
VF Corp.	266	6,602
		1,351,363
Tobacco—0.1%
Altria Group, Inc.	1,256	58,316
Philip Morris International, Inc.	1,092	106,252
		164,568
Trading companies & distributors—0.4%
Fastenal Co.	399	20,573
United Rentals, Inc.	1,808	847,102
W.W. Grainger, Inc.	26	17,379
		885,054
Water utilities—0.0%†
American Water Works Co., Inc.	259	36,358
Wireless telecommunication services—0.1%
T-Mobile U.S., Inc.*	784	111,469
Total common stocks (cost—$115,411,682)		121,544,414
Preferred stocks—0.0%†
Financial Services—0.0%†
SquareTwo Financial Corp.*,2,3 (cost—$0)	35,000	0
Exchange traded funds—6.2%
iShares Core S&P Mid-Cap ETF	26,183	6,790,299
iShares Core S&P Small-Cap ETF	62,996	6,450,160
Total exchange traded funds (cost—$12,303,804)		13,240,459
	Face amount
Asset-backed securities—3.9%
Ares XLVIII CLO Ltd., Series 2018-48A, Class C, 3 mo. USD LIBOR + 1.800% 6.608%, due 07/20/30[4,5]	$725,000	688,965
Capital One Multi-Asset Execution Trust, Series 2005-B3, Class B3, 3 mo. USD LIBOR + 0.550% 5.380%, due 05/15/28[5]	350,000	343,500
CCG Receivables Trust, Series 2020-1, Class C, 1.840%, due 12/14/27[4]	275,000	263,894
Drive Auto Receivables Trust, Series 2020-2, Class C, 2.280%, due 08/17/26	277,632	275,625
DT Auto Owner Trust, Series 2021-1A, Class D, 1.160%, due 11/16/26[4]	325,000	299,511
	Face amount	Value
Asset-backed securities—(concluded)
Series 2019-1A, Class D, 3.870%, due 11/15/24[4]	$256,353	$256,238
Series 2021-1A, Class C, 0.840%, due 10/15/26[4]	325,000	314,355
Enterprise Fleet Financing LLC, Series 2020-1, Class A2, 1.780%, due 12/22/25[4]	104,177	103,826
Exeter Automobile Receivables Trust, Series 2021-4A, Class A3, 0.680%, due 07/15/25	107,499	107,319
Series 2020-3A, Class C, 1.320%, due 07/15/25	378,718	375,652
Series 2020-2A, Class C, 3.280%, due 05/15/25[4]	301,196	300,388
Highbridge Loan Management Ltd., Series 12A-18, Class B, 3 mo. USD LIBOR + 1.850% 6.645%, due 07/18/31[4,5]	700,000	660,773
HPEFS Equipment Trust, Series 2021-1A, Class D, 1.030%, due 03/20/31[4]	675,000	641,972
OneMain Financial Issuance Trust, Series 2020-2A, Class B, 2.210%, due 09/14/35[4]	300,000	259,414
Series 2020-2A, Class A, 1.750%, due 09/14/35[4]	600,000	531,306
Series 2021-1A, Class A1, 1.550%, due 06/16/36[4]	600,000	512,590
Santander Retail Auto Lease Trust, Series 2021-C, Class C, 1.110%, due 03/20/26[4]	325,000	305,427
Tesla Auto Lease Trust, Series 2020-A, Class D, 2.330%, due 02/20/24[4]	150,000	149,321
Series 2021-B, Class D, 1.320%, due 09/22/25[4]	325,000	302,752
Voya CLO Ltd., Series 2018-2A, Class C1, 3 mo. USD LIBOR + 1.850% 6.642%, due 07/15/31[4,5]	700,000	666,561
Westlake Automobile Receivables Trust, Series 2020-3A, Class B, 0.780%, due 11/17/25[4]	335,042	334,309
Series 2020-1A, Class C, 2.520%, due 04/15/25[4]	251,190	250,741
Series 2019-3A, Class D, 2.720%, due 11/15/24[4]	395,500	393,533
Total asset-backed securities (cost—$8,772,779)		8,337,972
Corporate bonds—16.7%
Advertising—0.0%†
Clear Channel Outdoor Holdings, Inc., 5.125%, due 08/15/27[4]	35,000	31,238
Aerospace & defense—0.2%
Bombardier, Inc. 7.125%, due 06/15/26[4]	55,000	54,006

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2023 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Aerospace & defense—(concluded)
7.500%, due 03/15/25[4]	$41,000	$40,972
7.875%, due 04/15/27[4]	25,000	24,845
Raytheon Technologies Corp., 4.125%, due 11/16/28	150,000	142,776
TransDigm UK Holdings PLC, 6.875%, due 05/15/26	60,000	58,767
TransDigm, Inc. 5.500%, due 11/15/27	30,000	27,624
6.250%, due 03/15/26[4]	50,000	49,337
7.500%, due 03/15/27	35,000	34,563
		432,890
Agriculture—0.1%
Darling Ingredients, Inc., 6.000%, due 06/15/30[4]	40,000	38,650
Reynolds American, Inc., 5.700%, due 08/15/35	70,000	63,649
		102,299
Airlines—0.2%
American Airlines, Inc., 7.250%, due 02/15/28[4]	25,000	24,415
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, due 04/20/26[4]	31,000	30,171
Delta Air Lines, Inc., 7.000%, due 05/01/25[4]	250,000	255,148
Delta Airlines Pass-Through Trust, 2.000%, due 06/10/28	93,556	81,906
United Airlines, Inc. 4.375%, due 04/15/26[4]	38,000	35,765
4.625%, due 04/15/29[4]	30,000	26,596
		454,001
Auto manufacturers—0.4%
Allison Transmission, Inc., 5.875%, due 06/01/29[4]	35,000	33,163
Ford Motor Co. 6.625%, due 10/01/28	35,000	35,252
7.450%, due 07/16/31	55,000	56,936
9.625%, due 04/22/30	30,000	34,502
Ford Motor Credit Co. LLC, 4.542%, due 08/01/26	200,000	185,349
General Motors Co., 6.600%, due 04/01/36	200,000	199,707
General Motors Financial Co., Inc., 4.000%, due 10/06/26	200,000	189,558
Jaguar Land Rover Automotive PLC, 5.875%, due 11/15/24[6]	125,000	130,434
		864,901
Auto parts & equipment—0.0%†
Adient Global Holdings, 7.000%, due 04/15/28	20,000	20,000
Clarios Global LP/Clarios U.S. Finance Co., 8.500%, due 05/15/27[4]	25,000	24,857
	Face amount	Value
Corporate bonds—(continued)
Auto parts & equipment—(concluded)
Dana, Inc. 4.250%, due 09/01/30	$20,000	$16,156
5.625%, due 06/15/28	20,000	18,100
		79,113
Banks—3.5%
Bank of America Corp. 4.200%, due 08/26/24	120,000	117,679
6.110%, due 01/29/37	850,000	873,703
6.500%, due 10/23/24 Series Z, (fixed, converts to FRN on 10/23/24)[5,7]	30,000	29,835
Bank of New York Mellon Corp., 1.600%, due 04/24/25	150,000	139,073
Bank of Nova Scotia, 4.588%, due 05/04/37 (fixed, converts to FRN on 05/04/32)[5]	150,000	131,217
Barclays PLC 4.337%, due 01/10/28	305,000	284,637
5.746%, due 08/09/33 (fixed, converts to FRN on 08/09/32)[5]	200,000	192,883
Citigroup, Inc. 3.980%, due 03/20/30 (fixed, converts to FRN on 03/20/29)[5]	275,000	250,801
5.500%, due 09/13/25	300,000	300,546
6.675%, due 09/13/43	200,000	220,402
8.870%, due 04/30/23 3 mo. USD LIBOR + 4.068%[5,7]	35,000	35,193
Credit Suisse Group AG, 4.550%, due 04/17/26	250,000	223,346
Deutsche Bank AG 2.552%, due 01/07/28 (fixed, converts to FRN on 01/07/27)[5]	150,000	130,508
3.700%, due 05/30/24	125,000	121,421
Goldman Sachs Group, Inc. 3.750%, due 02/25/26	150,000	143,356
5.150%, due 05/22/45	210,000	194,614
6.553%, due 11/29/23 3 mo. USD LIBOR + 1.600%[5]	600,000	605,275
HSBC Holdings PLC, 6.500%, due 09/15/37	200,000	206,543
JPMorgan Chase & Co. 3.875%, due 09/10/24	550,000	536,874
3.960%, due 01/29/27 (fixed, converts to FRN on 01/29/26)[5]	200,000	191,515
4.032%, due 07/24/48 (fixed, converts to FRN on 07/24/47)[5]	350,000	285,690
6.000%, due 08/01/23 Series R, (fixed, converts to FRN on 08/01/23)[5,7]	60,000	59,834
Lloyds Banking Group PLC, 4.582%, due 12/10/25	400,000	384,746
Mitsubishi UFJ Financial Group, Inc., 3.677%, due 02/22/27	350,000	333,663
Morgan Stanley 4.300%, due 01/27/45	225,000	193,374

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2023 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Banks—(concluded)
4.350%, due 09/08/26	$815,000	$783,625
Royal Bank of Canada, 2.300%, due 11/03/31	200,000	160,486
Societe Generale SA, 4.000%, due 01/12/27[4]	200,000	187,691
Sumitomo Mitsui Financial Group, Inc., 3.544%, due 01/17/28	150,000	138,333
Wells Fargo & Co., 3.196%, due 06/17/27 (fixed, converts to FRN on 06/17/26)[5]	95,000	88,136
		7,544,999
Beverages—0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.700%, due 02/01/36	75,000	70,397
4.900%, due 02/01/46	205,000	188,041
Primo Water Holdings, Inc., 4.375%, due 04/30/29[4]	93,000	79,653
		338,091
Biotechnology—0.1%
Biogen, Inc., 3.250%, due 02/15/51	56,000	37,898
Gilead Sciences, Inc. 2.950%, due 03/01/27	200,000	185,244
4.750%, due 03/01/46	50,000	45,164
		268,306
Building Materials—0.1%
Builders FirstSource, Inc. 4.250%, due 02/01/32[4]	10,000	8,395
5.000%, due 03/01/30[4]	30,000	27,020
6.375%, due 06/15/32[4]	10,000	9,604
Masco Corp., 4.500%, due 05/15/47	150,000	122,111
New Enterprise Stone & Lime Co., Inc., 5.250%, due 07/15/28[4]	61,000	55,760
Smyrna Ready Mix Concrete LLC, 6.000%, due 11/01/28[4]	51,000	45,268
Summit Materials LLC/Summit Materials Finance Corp., 5.250%, due 01/15/29[4]	35,000	32,200
		300,358
Chemicals—0.3%
Celanese US Holdings LLC, 6.330%, due 07/15/29	30,000	29,427
Chemours Co. 4.625%, due 11/15/29[4]	45,000	36,521
5.375%, due 05/15/27	30,000	27,319
DuPont de Nemours, Inc., 4.725%, due 11/15/28	100,000	98,372
LYB International Finance II BV, 3.500%, due 03/02/27	150,000	139,919
NOVA Chemicals Corp., 5.250%, due 06/01/27[4]	60,000	54,000
	Face amount	Value
Corporate bonds—(continued)
Chemicals—(concluded)
Nutrien Ltd., 4.200%, due 04/01/29	$100,000	$94,325
Tronox, Inc., 4.625%, due 03/15/29[4]	40,000	32,600
WR Grace Holdings LLC 4.875%, due 06/15/27[4]	19,000	17,459
5.625%, due 10/01/24[4]	30,000	29,991
		559,933
Commercial services—0.4%
ASGN, Inc., 4.625%, due 05/15/28[4]	69,000	62,357
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.375%, due 03/01/29[4]	10,000	9,001
5.750%, due 07/15/27[4]	52,000	49,073
Block, Inc., 3.500%, due 06/01/31	34,000	27,469
Carriage Services, Inc., 4.250%, due 05/15/29[4]	55,000	44,217
Garda World Security Corp. 4.625%, due 02/15/27[4]	55,000	48,712
9.500%, due 11/01/27[4]	23,000	22,097
Legends Hospitality Holding Co. LLC/Legends Hospitality Co.-Issuer, Inc., 5.000%, due 02/01/26[4]	30,000	27,300
NESCO Holdings II, Inc., 5.500%, due 04/15/29[4]	45,000	40,106
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, due 08/31/27[4]	5,000	4,324
5.750%, due 04/15/26[4]	45,000	43,481
Quanta Services, Inc., 2.350%, due 01/15/32	400,000	305,504
Sabre Global, Inc. 9.250%, due 04/15/25[4]	30,000	29,530
11.250%, due 12/15/27[4]	45,000	44,972
Williams Scotsman International, Inc., 4.625%, due 08/15/28[4]	30,000	27,130
Yale University, 1.482%, due 04/15/30	100,000	81,137
		866,410
Computers—0.4%
Ahead DB Holdings LLC, 6.625%, due 05/01/28[4]	30,000	25,339
Apple, Inc. 3.450%, due 02/09/45	200,000	161,846
3.850%, due 05/04/43	210,000	180,586
Booz Allen Hamilton, Inc., 3.875%, due 09/01/28[4]	160,000	142,038
International Business Machines Corp., 5.875%, due 11/29/32	175,000	183,179
KBR, Inc., 4.750%, due 09/30/28[4]	75,000	67,500

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2023 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Computers—(concluded)
NCR Corp., 5.125%, due 04/15/29[4]	$35,000	$29,891
Science Applications International Corp., 4.875%, due 04/01/28[4]	70,000	63,794
Seagate HDD Cayman, 4.091%, due 06/01/29	50,000	43,140
		897,313
Distribution & wholesale—0.0%†
American Builders & Contractors Supply Co., Inc. 3.875%, due 11/15/29[4]	26,000	21,450
4.000%, due 01/15/28[4]	10,000	8,950
		30,400
Diversified financial services—0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.000%, due 10/29/28	200,000	170,422
6.500%, due 07/15/25	29,000	29,099
Avolon Holdings Funding Ltd., 2.750%, due 02/21/28[4]	200,000	166,993
Capital One Financial Corp., 3.750%, due 07/28/26	200,000	187,901
CME Group, Inc., 3.750%, due 06/15/28	150,000	143,164
Enact Holdings, Inc., 6.500%, due 08/15/25[4]	60,000	58,965
Intercontinental Exchange, Inc., 3.000%, due 06/15/50	200,000	135,996
Nationstar Mortgage Holdings, Inc. 5.125%, due 12/15/30[4]	29,000	22,469
6.000%, due 01/15/27[4]	35,000	32,200
Navient Corp., 6.750%, due 06/15/26	255,000	245,570
OneMain Finance Corp. 5.625%, due 03/15/23	40,000	39,940
7.125%, due 03/15/26	115,000	111,793
PennyMac Financial Services, Inc., 5.375%, due 10/15/25[4]	45,000	41,125
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, due 10/15/26[4]	150,000	129,434
Visa, Inc., 2.000%, due 08/15/50	50,000	29,651
		1,544,722
Electric—1.2%
Alabama Power Co., 6.000%, due 03/01/39	30,000	31,537
Berkshire Hathaway Energy Co. 3.750%, due 11/15/23	80,000	79,113
4.450%, due 01/15/49	50,000	43,163
Calpine Corp. 4.625%, due 02/01/29[4]	30,000	25,321
5.125%, due 03/15/28[4]	35,000	31,050
	Face amount	Value
Corporate bonds—(continued)
Electric—(concluded)
Clearway Energy Operating LLC, 4.750%, due 03/15/28[4]	$65,000	$59,651
Dominion Energy, Inc., 3.900%, due 10/01/25	150,000	145,117
Duke Energy Carolinas LLC, 2.550%, due 04/15/31	150,000	124,950
Duke Energy Ohio, Inc., 4.300%, due 02/01/49	250,000	205,099
Edison International, 4.950%, due 04/15/25	188,000	185,718
Exelon Corp. 3.400%, due 04/15/26	170,000	160,250
4.450%, due 04/15/46	300,000	250,346
FirstEnergy Corp., 5.100%, due 07/15/47 Series C,[8]	20,000	17,843
Florida Power & Light Co., 5.950%, due 02/01/38	45,000	47,500
Georgia Power Co., 3.700%, due 01/30/50	250,000	185,104
Leeward Renewable Energy Operations LLC, 4.250%, due 07/01/29[4]	25,000	21,272
National Rural Utilities Cooperative Finance Corp., 3.900%, due 11/01/28	100,000	94,084
Northern States Power Co., 2.600%, due 05/15/23	50,000	49,750
NRG Energy, Inc. 3.625%, due 02/15/31[4]	30,000	23,261
5.250%, due 06/15/29[4]	10,000	8,900
Oncor Electric Delivery Co. LLC, 3.750%, due 04/01/45	40,000	32,324
PG&E Corp., 5.000%, due 07/01/28	50,000	45,653
Public Service Electric and Gas Co., 2.450%, due 01/15/30	150,000	128,595
Southern California Edison Co., 3.650%, due 02/01/50	175,000	128,557
Southwestern Electric Power Co., 3.250%, due 11/01/51	250,000	168,060
Virginia Electric and Power Co., 4.600%, due 12/01/48	100,000	86,489
Vistra Operations Co. LLC 5.000%, due 07/31/27[4]	75,000	69,672
5.625%, due 02/15/27[4]	60,000	56,857
		2,505,236
Electrical components & equipment—0.1%
Energizer Holdings, Inc. 4.375%, due 03/31/29[4]	54,000	45,779
4.750%, due 06/15/28[4]	30,000	26,181
WESCO Distribution, Inc., 7.250%, due 06/15/28[4]	30,000	30,401
		102,361

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2023 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Electronics—0.0%†
Coherent Corp., 5.000%, due 12/15/29[4]	$40,000	$35,044
Sensata Technologies, Inc., 4.375%, due 02/15/30[4]	50,000	44,248
		79,292
Energy-Alternate Sources—0.0%†
TerraForm Power Operating LLC, 4.750%, due 01/15/30[4]	72,000	62,240
Engineering & construction—0.1%
Arcosa, Inc., 4.375%, due 04/15/29[4]	35,000	30,582
Artera Services LLC, 9.033%, due 12/04/25[4]	33,000	28,380
Dycom Industries, Inc., 4.500%, due 04/15/29[4]	45,000	39,444
Great Lakes Dredge & Dock Corp., 5.250%, due 06/01/29[4]	77,000	59,967
Weekley Homes LLC/Weekley Finance Corp., 4.875%, due 09/15/28[4]	15,000	12,739
		171,112
Entertainment—0.2%
Affinity Interactive, 6.875%, due 12/15/27[4]	89,000	79,384
Caesars Entertainment, Inc., 8.125%, due 07/01/27[4]	88,000	88,880
CDI Escrow Issuer, Inc., 5.750%, due 04/01/30[4]	20,000	18,575
Cinemark USA, Inc. 5.250%, due 07/15/28[4]	10,000	8,402
5.875%, due 03/15/26[4]	35,000	32,044
International Game Technology PLC, 5.250%, due 01/15/29[4]	20,000	18,561
Jacobs Entertainment, Inc., 6.750%, due 02/15/29[4]	73,000	66,447
Warnermedia Holdings, Inc., 5.050%, due 03/15/42[4]	150,000	121,520
		433,813
Environmental control—0.0%†
Covanta Holding Corp., 5.000%, due 09/01/30	25,000	20,686
GFL Environmental, Inc., 4.750%, due 06/15/29[4]	65,000	57,804
		78,490
Food—0.1%
Kroger Co., 3.875%, due 10/15/46	250,000	190,040
Performance Food Group, Inc., 5.500%, due 10/15/27[4]	40,000	37,931
United Natural Foods, Inc., 6.750%, due 10/15/28[4]	60,000	56,793
		284,764
	Face amount	Value
Corporate bonds—(continued)
Food service—0.0%†
Aramark Services, Inc., 5.000%, due 02/01/28[4]	$65,000	$59,845
Healthcare-products—0.2%
Abbott Laboratories 3.750%, due 11/30/26	62,000	59,926
4.900%, due 11/30/46	50,000	49,156
Avantor Funding, Inc., 4.625%, due 07/15/28[4]	70,000	64,400
Medline Borrower LP, 5.250%, due 10/01/29[4]	24,000	19,696
Medtronic, Inc., 4.375%, due 03/15/35	97,000	91,914
Zimmer Biomet Holdings, Inc., 4.250%, due 08/15/35	50,000	41,738
		326,830
Healthcare-services—0.4%
Acadia Healthcare Co., Inc. 5.000%, due 04/15/29[4]	35,000	31,854
5.500%, due 07/01/28[4]	55,000	51,545
Centene Corp., 3.000%, due 10/15/30	18,000	14,705
CHS/Community Health Systems, Inc. 5.625%, due 03/15/27[4]	63,000	55,293
6.875%, due 04/15/29[4]	33,000	23,080
8.000%, due 03/15/26[4]	195,000	190,125
DaVita, Inc., 4.625%, due 06/01/30[4]	33,000	27,198
Encompass Health Corp., 4.500%, due 02/01/28	100,000	91,806
Legacy LifePoint Health LLC 4.375%, due 02/15/27[4]	50,000	42,201
6.750%, due 04/15/25[4]	35,000	33,451
Select Medical Corp., 6.250%, due 08/15/26[4]	75,000	71,625
Tenet Healthcare Corp. 4.625%, due 06/15/28	10,000	9,048
4.875%, due 01/01/26	34,000	32,381
5.125%, due 11/01/27[4]	55,000	51,707
6.125%, due 10/01/28[4]	96,000	88,800
6.125%, due 06/15/30[4]	30,000	28,575
UnitedHealth Group, Inc., 4.625%, due 07/15/35	40,000	38,320
		881,714
Home builders—0.0%†
Forestar Group, Inc., 3.850%, due 05/15/26[4]	25,000	21,878
Installed Building Products, Inc., 5.750%, due 02/01/28[4]	40,000	37,224
KB Home, 6.875%, due 06/15/27	20,000	19,893
		78,995

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2023 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Housewares—0.0%†
Newell Brands, Inc. 5.625%, due 04/01/36[8]	$65,000	$55,051
5.750%, due 04/01/46[8]	5,000	4,016
		59,067
Insurance—0.5%
Allstate Corp. 3.280%, due 12/15/26	200,000	188,873
3.850%, due 08/10/49	50,000	39,908
American International Group, Inc., 2.500%, due 06/30/25	50,000	47,064
Aon Global Ltd., 4.750%, due 05/15/45	150,000	132,856
Berkshire Hathaway Finance Corp., 4.250%, due 01/15/49	100,000	88,886
Hartford Financial Services Group, Inc., 6.100%, due 10/01/41	150,000	153,693
Lincoln National Corp., 4.000%, due 09/01/23	150,000	148,826
MetLife, Inc., 4.125%, due 08/13/42	130,000	110,882
Prudential Financial, Inc., 6.625%, due 06/21/40	110,000	120,090
Teachers Insurance & Annuity Association of America, 4.270%, due 05/15/47[4]	50,000	42,807
		1,073,885
Internet—0.1%
Alibaba Group Holding Ltd., 2.125%, due 02/09/31	200,000	158,975
Amazon.com, Inc., 2.500%, due 06/03/50	150,000	96,244
Uber Technologies, Inc. 4.500%, due 08/15/29[4]	25,000	22,102
7.500%, due 09/15/27[4]	25,000	25,348
		302,669
Investment companies—0.0%†
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.250%, due 05/15/26	25,000	24,250
Iron & steel—0.1%
Big River Steel LLC/BRS Finance Corp., 6.625%, due 01/31/29[4]	44,000	42,790
Commercial Metals Co., 4.125%, due 01/15/30	20,000	17,439
Mineral Resources Ltd., 8.500%, due 05/01/30[4]	50,000	50,061
		110,290
Leisure time—0.3%
Carnival Corp. 5.750%, due 03/01/27[4]	70,000	57,585
7.625%, due 03/01/26[4]	30,000	26,932
10.500%, due 06/01/30[4]	35,000	33,892
	Face amount	Value
Corporate bonds—(continued)
Leisure time—(concluded)
Carnival Holdings Bermuda Ltd., 10.375%, due 05/01/28[4]	$60,000	$64,200
Harley-Davidson, Inc., 3.500%, due 07/28/25	250,000	240,644
NCL Corp. Ltd. 5.875%, due 03/15/26[4]	30,000	25,950
8.375%, due 02/01/28[4]	35,000	35,559
Pinnacle Bidco PLC, 6.375%, due 02/15/25[6]	100,000	112,707
Royal Caribbean Cruises Ltd. 5.500%, due 04/01/28[4]	35,000	30,506
7.500%, due 10/15/27	25,000	23,490
11.625%, due 08/15/27[4]	60,000	63,903
		715,368
Lodging—0.1%
Hilton Domestic Operating Co., Inc., 4.000%, due 05/01/31[4]	40,000	34,037
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower ESC 4.875%, due 07/01/31[4]	10,000	8,407
5.000%, due 06/01/29[4]	25,000	21,941
Travel + Leisure Co., 6.625%, due 07/31/26[4]	35,000	34,308
		98,693
Machinery-diversified—0.1%
Deere & Co., 3.900%, due 06/09/42	150,000	132,585
Mueller Water Products, Inc., 4.000%, due 06/15/29[4]	25,000	21,814
		154,399
Media—0.9%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.250%, due 02/01/31[4]	25,000	20,067
4.250%, due 01/15/34[4]	40,000	29,942
4.750%, due 03/01/30[4]	98,000	82,415
5.375%, due 06/01/29[4]	60,000	53,517
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.200%, due 03/15/28	150,000	137,854
Comcast Corp. 2.887%, due 11/01/51	439,000	284,293
3.969%, due 11/01/47	85,000	68,609
4.150%, due 10/15/28	300,000	286,822
CSC Holdings LLC, 6.500%, due 02/01/29[4]	200,000	169,520
DISH DBS Corp., 5.875%, due 11/15/24	75,000	70,270
DISH Network Corp., 11.750%, due 11/15/27[4]	80,000	81,058
Fox Corp. 3.050%, due 04/07/25	25,000	23,863

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2023 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Media—(concluded)
5.576%, due 01/25/49	$50,000	$45,524
Gray Escrow II, Inc., 5.375%, due 11/15/31[4]	55,000	40,835
Gray Television, Inc., 5.875%, due 07/15/26[4]	40,000	36,127
Nexstar Media, Inc. 4.750%, due 11/01/28[4]	65,000	56,828
5.625%, due 07/15/27[4]	40,000	37,149
Radiate Holdco LLC/Radiate Finance, Inc. 4.500%, due 09/15/26[4]	10,000	7,462
6.500%, due 09/15/28[4]	30,000	14,110
Sirius XM Radio, Inc. 3.875%, due 09/01/31[4]	25,000	19,440
4.000%, due 07/15/28[4]	55,000	47,025
4.125%, due 07/01/30[4]	25,000	20,318
5.500%, due 07/01/29[4]	35,000	31,587
Time Warner Cable Enterprises LLC, 8.375%, due 03/15/23	35,000	35,027
Time Warner Cable LLC, 6.550%, due 05/01/37	25,000	23,943
Univision Communications, Inc. 4.500%, due 05/01/29[4]	40,000	33,737
7.375%, due 06/30/30[4]	25,000	23,710
Walt Disney Co. 2.000%, due 09/01/29	100,000	83,477
4.950%, due 10/15/45	120,000	113,767
		1,978,296
Mining—0.2%
Arconic Corp., 6.125%, due 02/15/28[4]	60,000	58,950
FMG Resources August Pty. Ltd. 5.875%, due 04/15/30[4]	15,000	14,124
6.125%, due 04/15/32[4]	15,000	14,175
Hudbay Minerals, Inc., 6.125%, due 04/01/29[4]	25,000	22,069
Novelis Corp., 4.750%, due 01/30/30[4]	65,000	57,103
Teck Resources Ltd., 3.900%, due 07/15/30	200,000	179,035
		345,456
Miscellaneous manufacturers—0.3%
Amsted Industries, Inc. 4.625%, due 05/15/30[4]	35,000	30,825
5.625%, due 07/01/27[4]	20,000	19,125
GE Capital Funding LLC, 3.450%, due 05/15/25	200,000	191,476
GE Capital International Funding Co. Unlimited Co., 4.418%, due 11/15/35	200,000	184,804
Illinois Tool Works, Inc., 2.650%, due 11/15/26	110,000	101,924
		528,154
	Face amount	Value
Corporate bonds—(continued)
Oil & gas—0.8%
Aker BP ASA, 3.750%, due 01/15/30[4]	$150,000	$132,353
Antero Resources Corp., 7.625%, due 02/01/29[4]	17,000	17,126
Apache Corp., 5.100%, due 09/01/40	26,000	21,393
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 5.875%, due 06/30/29[4]	41,000	35,670
7.000%, due 11/01/26[4]	29,000	28,146
8.250%, due 12/31/28[4]	10,000	9,724
BP Capital Markets America, Inc., 3.017%, due 01/16/27	75,000	69,720
Callon Petroleum Co., 8.000%, due 08/01/28[4]	25,000	24,516
Comstock Resources, Inc. 5.875%, due 01/15/30[4]	12,000	10,320
6.750%, due 03/01/29[4]	25,000	23,000
ConocoPhillips Co., 3.758%, due 03/15/42	150,000	122,538
Ecopetrol SA, 5.375%, due 06/26/26	325,000	307,531
EOG Resources, Inc., 3.900%, due 04/01/35	50,000	44,126
EQT Corp. 3.125%, due 05/15/26[4]	150,000	137,221
7.000%, due 02/01/30[8]	18,000	18,579
Equinor ASA, 4.800%, due 11/08/43	50,000	47,644
Exxon Mobil Corp., 4.114%, due 03/01/46	50,000	42,693
Hilcorp Energy I LP/Hilcorp Finance Co. 5.750%, due 02/01/29[4]	79,000	71,495
6.000%, due 04/15/30[4]	10,000	9,072
6.250%, due 11/01/28[4]	20,000	18,582
Marathon Petroleum Corp., 4.750%, due 09/15/44	110,000	91,478
Murphy Oil Corp., 7.050%, due 05/01/29	44,000	43,717
Nabors Industries Ltd., 7.250%, due 01/15/26[4]	20,000	19,038
Nabors Industries, Inc. 7.375%, due 05/15/27[4]	15,000	14,457
9.000%, due 02/01/25[4]	67,000	68,520
Occidental Petroleum Corp. 6.450%, due 09/15/36	57,000	57,285
8.500%, due 07/15/27	16,000	17,166
Shell International Finance BV, 4.375%, due 05/11/45	100,000	88,430
Southwestern Energy Co., 5.375%, due 03/15/30	55,000	50,241
Transocean Titan Financing Ltd., 8.375%, due 02/01/28[4]	50,000	51,035
Transocean, Inc., 8.750%, due 02/15/30[4]	5,000	5,088
		1,697,904

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2023 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Oil & gas services—0.1%
Archrock Partners LP/Archrock Partners Finance Corp. 6.250%, due 04/01/28[4]	$11,000	$10,442
6.875%, due 04/01/27[4]	22,000	21,343
Oceaneering International, Inc., 6.000%, due 02/01/28	18,000	17,075
USA Compression Partners LP/USA Compression Finance Corp., 6.875%, due 09/01/27	64,000	60,598
Weatherford International Ltd. 8.625%, due 04/30/30[4]	27,000	26,963
11.000%, due 12/01/24[4]	11,000	11,251
		147,672
Packaging & containers—0.1%
Cascades, Inc./Cascades USA, Inc., 5.375%, due 01/15/28[4]	35,000	31,675
Clearwater Paper Corp., 4.750%, due 08/15/28[4]	35,000	30,605
Graphic Packaging International LLC, 3.500%, due 03/15/28[4]	40,000	34,997
Mauser Packaging Solutions Holding Co., 7.875%, due 08/15/26[4]	35,000	35,219
Owens-Brockway Glass Container, Inc. 5.375%, due 01/15/25[4]	39,000	37,899
6.625%, due 05/13/27[4]	28,000	27,230
		197,625
Pharmaceuticals—0.4%
AbbVie, Inc. 3.200%, due 05/14/26	30,000	28,187
3.800%, due 03/15/25	90,000	87,306
4.450%, due 05/14/46	200,000	171,356
Bristol-Myers Squibb Co., 4.125%, due 06/15/39	250,000	223,116
Pfizer, Inc., 7.200%, due 03/15/39	270,000	328,692
		838,657
Pipelines—0.8%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.375%, due 06/15/29[4]	25,000	22,500
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.625%, due 12/15/25[4]	67,000	67,335
Buckeye Partners LP 4.500%, due 03/01/28[4]	40,000	35,124
5.600%, due 10/15/44	12,000	8,880
5.850%, due 11/15/43	15,000	11,095
CNX Midstream Partners LP, 4.750%, due 04/15/30[4]	71,000	58,208
Crestwood Mid Partner LP Co., 7.375%, due 02/01/31[4]	30,000	29,224
	Face amount	Value
Corporate bonds—(continued)
Pipelines—(concluded)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 8.000%, due 04/01/29[4]	$25,000	$24,875
Enbridge Energy Partners LP, 7.375%, due 10/15/45	100,000	113,271
Energy Transfer LP, 5.400%, due 10/01/47	100,000	85,974
EnLink Midstream LLC 5.625%, due 01/15/28[4]	29,000	27,622
6.500%, due 09/01/30[4]	30,000	29,548
EQM Midstream Partners LP 4.750%, due 01/15/31[4]	13,000	10,562
6.500%, due 07/01/27[4]	20,000	18,942
7.500%, due 06/01/27[4]	30,000	29,400
Genesis Energy LP/Genesis Energy Finance Corp. 8.000%, due 01/15/27	54,000	52,813
8.875%, due 04/15/30	35,000	35,172
Hess Midstream Operations LP 4.250%, due 02/15/30[4]	13,000	10,977
5.125%, due 06/15/28[4]	38,000	34,866
Holly Energy Partners LP/Holly Energy Finance Corp. 5.000%, due 02/01/28[4]	29,000	26,317
6.375%, due 04/15/27[4]	10,000	9,697
Kinder Morgan, Inc. 4.300%, due 03/01/28	150,000	143,072
5.550%, due 06/01/45	120,000	108,504
MPLX LP, 4.875%, due 06/01/25	120,000	118,146
Plains All American Pipeline LP/PAA Finance Corp., 3.800%, due 09/15/30	150,000	130,604
Sabine Pass Liquefaction LLC, 5.000%, due 03/15/27	180,000	175,690
Venture Global Calcasieu Pass LLC, 3.875%, due 08/15/29[4]	28,000	24,150
Western Midstream Operating LP 4.650%, due 07/01/26	200,000	190,000
5.450%, due 04/01/44	5,000	4,212
Williams Cos., Inc., 4.300%, due 03/04/24	80,000	78,987
		1,715,767
Real estate investment trusts—0.3%
AvalonBay Communities, Inc., 3.450%, due 06/01/25	70,000	67,186
Boston Properties LP, 2.750%, due 10/01/26	40,000	36,101
Iron Mountain, Inc. 4.875%, due 09/15/27[4]	45,000	41,420
5.000%, due 07/15/28[4]	60,000	54,385
5.250%, due 07/15/30[4]	45,000	39,237
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.750%, due 06/15/29[4]	30,000	24,395

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2023 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Real estate investment trusts—(concluded)
Public Storage, 2.250%, due 11/09/31	$200,000	$160,981
Service Properties Trust, 7.500%, due 09/15/25	20,000	19,824
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.500%, due 02/15/28[4]	43,000	43,009
VICI Properties LP/VICI Note Co., Inc., 4.625%, due 12/01/29[4]	55,000	49,278
		535,816
Retail—0.8%
Academy Ltd., 6.000%, due 11/15/27[4]	35,000	33,075
Asbury Automotive Group, Inc., 4.625%, due 11/15/29[4]	20,000	17,391
Bath & Body Works, Inc., 6.625%, due 10/01/30[4]	80,000	75,778
Beacon Roofing Supply, Inc., 4.125%, due 05/15/29[4]	28,000	23,975
Group 1 Automotive, Inc., 4.000%, due 08/15/28[4]	54,000	46,372
Home Depot, Inc. 2.125%, due 09/15/26	300,000	272,905
3.350%, due 09/15/25	40,000	38,438
3.350%, due 04/15/50	200,000	148,332
Lithia Motors, Inc., 4.625%, due 12/15/27[4]	20,000	18,160
Lowe's Cos., Inc., 2.800%, due 09/15/41	300,000	203,052
Macy's Retail Holdings LLC, 5.875%, due 04/01/29[4]	53,000	48,143
McDonald's Corp. 3.800%, due 04/01/28	425,000	402,837
4.875%, due 12/09/45	20,000	18,218
Patrick Industries, Inc. 4.750%, due 05/01/29[4]	30,000	25,503
7.500%, due 10/15/27[4]	40,000	39,432
QVC, Inc. 4.750%, due 02/15/27	40,000	25,600
4.850%, due 04/01/24	30,000	28,163
Target Corp., 1.950%, due 01/15/27	150,000	135,164
White Cap Buyer LLC, 6.875%, due 10/15/28[4]	32,000	29,062
		1,629,600
Semiconductors—0.3%
Broadcom, Inc., 3.137%, due 11/15/35[4]	340,000	250,640
NVIDIA Corp., 2.850%, due 04/01/30	100,000	88,117
NXP BV/NXP Funding LLC, 5.550%, due 12/01/28	100,000	99,813
	Face amount	Value
Corporate bonds—(continued)
Semiconductors—(concluded)
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.875%, due 06/18/26	$95,000	$90,044
QUALCOMM, Inc., 3.250%, due 05/20/27	80,000	75,245
		603,859
Software—0.5%
Cloud Software Group Holdings, Inc., 6.500%, due 03/31/29[4]	35,000	30,319
Fiserv, Inc., 3.200%, due 07/01/26	90,000	83,968
Microsoft Corp. 2.525%, due 06/01/50	120,000	80,136
3.500%, due 02/12/35	250,000	226,202
Open Text Corp., 6.900%, due 12/01/27[4]	30,000	30,300
Oracle Corp. 2.800%, due 04/01/27	250,000	226,759
5.375%, due 07/15/40	366,000	335,251
		1,012,935
Telecommunications—0.8%
AT&T, Inc. 3.800%, due 12/01/57	117,000	82,141
6.000%, due 08/15/40	380,000	379,237
CommScope, Inc. 6.000%, due 03/01/26[4]	25,000	24,089
8.250%, due 03/01/27[4]	60,000	51,000
Consolidated Communications, Inc., 6.500%, due 10/01/28[4]	32,000	23,360
Deutsche Telekom International Finance BV, 8.750%, due 06/15/30[8]	150,000	177,781
Frontier Communications Holdings LLC 5.875%, due 10/15/27[4]	90,000	83,619
6.750%, due 05/01/29[4]	35,000	29,407
Level 3 Financing, Inc., 4.250%, due 07/01/28[4]	86,000	58,695
Lumen Technologies, Inc. 4.000%, due 02/15/27[4]	35,000	26,876
5.125%, due 12/15/26[4]	35,000	25,638
5.625%, due 04/01/25	5,000	4,500
Rogers Communications, Inc., 5.000%, due 03/15/44	40,000	34,727
Sprint Capital Corp., 6.875%, due 11/15/28	20,000	20,970
Sprint LLC, 7.625%, due 03/01/26	150,000	155,775
Telecom Italia Capital SA 7.200%, due 07/18/36	30,000	26,351
7.721%, due 06/04/38	25,000	22,750
Verizon Communications, Inc. 2.355%, due 03/15/32	209,000	164,306
4.016%, due 12/03/29	432,000	398,435
		1,789,657

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2023 (unaudited)

	Face amount	Value
Corporate bonds—(concluded)
Transportation—0.3%
Burlington Northern Santa Fe LLC, 5.150%, due 09/01/43	$210,000	$205,913
Norfolk Southern Corp., 3.400%, due 11/01/49	100,000	70,708
Union Pacific Corp., 3.375%, due 02/01/35	300,000	253,126
United Parcel Service, Inc., 3.750%, due 11/15/47	50,000	41,141
		570,888
Trucking & leasing—0.0%†
Fortress Transportation and Infrastructure Investors LLC, 5.500%, due 05/01/28[4]	26,000	23,220
Total corporate bonds (cost—$40,410,524)		35,533,793
Mortgage-backed securities—2.0%
Angel Oak Mortgage Trust, Series 2020-R1, Class A1, 0.990%, due 04/25/53[4,9]	100,569	92,565
Series 2020-4, Class A1, 1.469%, due 06/25/65[4,9]	64,459	57,774
Series 2019-5, Class A1, 2.593%, due 10/25/49[4,9]	44,310	42,519
Angel Oak Mortgage Trust I LLC, Series 2019-4, Class A1, 2.993%, due 07/26/49[4,9]	6,009	5,980
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class D, 3.596%, due 04/14/33[4,9]	400,000	357,323
BANK, Series 2020-BN30, Class A4, 1.925%, due 12/15/53	350,000	277,858
BMO Mortgage Trust, Series 2023-C4, 5.117%, due 02/15/56[9]	500,000	499,953
Citigroup Commercial Mortgage Trust, Series 2018-C5, Class A4, 4.228%, due 06/10/51[9]	350,000	331,515
COLT Mortgage Loan Trust, Series 2020-2, Class A1, 1.853%, due 03/25/65[4,9]	3,492	3,435
Series 2020-3, Class A1, 1.506%, due 04/27/65[4,9]	17,166	15,872
COLT Mortgage Pass-Through Certificates, Series 2021-1R, Class A1, 0.857%, due 05/25/65[4,9]	39,179	32,667
CSMC Trust, Series 2020-NQM1, Class A1, 1.208%, due 05/25/65[4,8]	84,508	76,082
Extended Stay America Trust, Series 2021-ESH, Class D, 6.838%, due 07/15/38[4,5]	895,168	874,978
	Face amount	Value
Mortgage-backed securities—(concluded)
Flagstar Mortgage Trust, Series 2018-5, Class A2, 4.000%, due 09/25/48[4,9]	$235,610	$219,705
GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A1, 1.382%, due 09/27/60[4,9]	43,980	39,940
Hilton USA Trust, Series 2016-SFP, Class B, 3.323%, due 11/05/35[4]	425,000	406,550
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class AS, 3.800%, due 01/15/48	250,000	237,119
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class AS, 3.994%, due 12/15/49[9]	260,000	241,639
Residential Mortgage Loan Trust, Series 2020-2, Class A1, 1.654%, due 05/25/60[4,9]	21,534	21,164
Series 2019-3, Class A1, 2.633%, due 09/25/59[4,9]	32,026	31,343
Series 2020-1, Class A1, 2.376%, due 01/26/60[4,9]	22,548	21,400
Verus Securitization Trust, Series 2021-R3, Class A1, 1.020%, due 04/25/64[4,9]	222,166	197,836
Series 2020-5, Class A1, 1.218%, due 05/25/65[4,8]	74,224	67,256
Series 2020-4, Class A1, 1.502%, due 05/25/65[4,8]	32,870	30,057
Series 2019-4, Class A1, 2.642%, due 11/25/59[4,8]	27,667	26,317
Series 2021-R1, Class A1, 0.820%, due 10/25/63[4,9]	117,228	104,894
Vista Point Securitization Trust, Series 2020-2, Class A1, 1.475%, due 04/25/65[4,9]	26,074	23,123
Total mortgage-backed securities (cost—$4,732,959)		4,336,864
Non-U.S. government agency obligations—0.4%
Chile Government International Bond, 3.125%, due 01/21/26	200,000	190,475
Mexico Government International Bond 3.250%, due 04/16/30	200,000	173,662
4.750%, due 04/27/32	200,000	186,350
Panama Government International Bond, 6.700%, due 01/26/36	265,000	279,625
Total non-U.S. government agency obligations (cost—$976,479)		830,112
U.S. government agency obligations—10.0%
FHLMC 2.000%, due 02/01/51	3,725,358	3,050,433
2.000%, due 12/01/51	2,104,434	1,716,274
3.000%, due 11/01/46	80,596	72,542
3.000%, due 07/01/47	102,657	92,396
3.000%, due 08/01/47	101,935	91,747

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2023 (unaudited)

	Face amount	Value
U.S. government agency obligations—(continued)
4.000%, due 05/01/47	$88,625	$84,617
5.000%, due 03/01/38	9,467	9,544
5.500%, due 05/01/37	47,709	49,105
5.500%, due 08/01/40	11,034	11,364
6.500%, due 08/01/28	20,015	20,943
FNMA 2.000%, due 01/01/51	480,856	393,886
2.000%, due 03/01/51	475,932	389,482
2.000%, due 05/01/51	2,818,889	2,305,101
2.500%, due 08/01/35	226,098	207,320
2.500%, due 08/01/51	1,088,264	925,570
2.500%, due 03/01/52	2,152,463	1,824,376
3.000%, due 11/01/48	170,134	152,982
3.000%, due 02/01/50	175,975	156,555
3.500%, due 12/01/47	67,851	62,784
3.500%, due 02/01/48	478,845	443,090
4.000%, due 12/01/39	28,638	27,505
4.000%, due 02/01/41	14,769	14,187
4.000%, due 08/01/45	92,643	88,710
4.500%, due 09/01/37	95,905	94,453
4.500%, due 07/01/47	42,874	42,026
5.000%, due 10/01/39	4,251	4,286
5.000%, due 05/01/40	3,463	3,494
5.500%, due 08/01/39	17,503	18,006
7.000%, due 08/01/32	69,525	74,154
7.500%, due 02/01/33	928	950
GNMA I, 4.000%, due 07/15/42	25,388	24,584
GNMA II 2.000%, due 03/20/51	1,897,399	1,602,549
2.500%, due 03/20/51	1,940,600	1,686,159
3.000%, due 01/20/47	40,217	36,504
3.000%, due 07/20/47	109,783	99,607
3.000%, due 08/20/47	83,306	75,584
	Face amount	Value
U.S. government agency obligations—(concluded)
3.000%, due 10/20/49	$1,375,222	$1,241,011
3.500%, due 04/20/47	101,853	95,132
6.000%, due 11/20/28	205	208
6.000%, due 02/20/29	435	442
6.000%, due 02/20/34	193,762	201,372
GNMA TBA, 3.000%	250,000	223,000
UMBS, TBA, 2.500%	4,150,000	3,514,311
Total U.S. government agency obligations (cost—$22,127,330)		21,228,345
U.S. Treasury obligations—1.2%
U.S. Treasury Bonds, 4.000%, due 11/15/52	645,000	656,489
U.S. Treasury Notes 3.500%, due 02/15/33	1,470,000	1,421,536
4.125%, due 11/15/32	550,000	558,766
Total U.S. Treasury obligations (cost—$2,691,087)		2,636,791
	Number of shares
Short term investments—3.9%
Investment companies—3.9%
State Street Institutional U.S. Government Money Market Fund, 4.430%[10] (cost—$8,289,723)	8,289,723	8,289,723
Total investments (cost—$215,716,367)—101.3%		215,978,473
Liabilities in excess of other assets—(1.3)%		(2,722,019)
Net assets—100.0%		$213,256,454

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts
105	USD	E-mini Russell 2000 Index Futures	March 2023	$9,511,420	$9,970,275	$458,855
U.S. Treasury futures buy contracts
43	USD	U.S. Treasury Note 10 Year Futures	June 2023	$4,799,894	$4,801,219	$1,325
5	USD	U.S. Treasury Note 2 Year Futures	June 2023	1,020,869	1,018,633	(2,236)
29	USD	U.S. Treasury Note 5 Year Futures	June 2023	3,114,144	3,104,586	(9,558)
1	USD	Ultra U.S. Treasury Bond Futures	June 2023	136,060	135,063	(997)
10	USD	Ultra U.S. Treasury Note 10 Year Futures	June 2023	1,175,284	1,171,875	(3,409)
Total				$19,757,671	$20,201,651	$443,980

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2023 (unaudited)

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. Treasury futures sell contracts
10	USD	U.S. Long Bond Futures	June 2023	$(1,258,033)	$(1,252,188)	$5,845
Index futures sell contracts
80	USD	S&P 500 E-Mini Index Futures	March 2023	$(15,923,320)	$(15,902,000)	$21,320
Total				$(17,181,353)	$(17,154,188)	$27,165
Net unrealized appreciation (depreciation)						$471,145

OTC Total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[11]	Payments received by the Portfolio[11]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BB	USD	3	09/20/23	Quarterly	Markit iBoxx USD Liquid High Yield Index	12 Month Secured Overnight Financing Rate	$—	$(45,419)	$(45,419)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of February 28, 2023 in valuing the Fund's investments. In the event the Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$121,544,337	$77	$—	$121,544,414
Preferred stocks	—	—	0	0
Exchange traded funds	13,240,459	—	—	13,240,459
Asset-backed securities	—	8,337,972	—	8,337,972
Corporate bonds	—	35,533,793	—	35,533,793
Mortgage-backed securities	—	4,336,864	—	4,336,864
Non-U.S. government agency obligations	—	830,112	—	830,112
U.S. government agency obligations	—	21,228,345	—	21,228,345
U.S. Treasury obligations	—	2,636,791	—	2,636,791
Short-term investments	—	8,289,723	—	8,289,723
Futures contracts	487,345	—	—	487,345
Total	$135,272,141	$81,193,677	$0	$216,465,818

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2023 (unaudited)

Fair valuation summary—(concluded)

Liabilities Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Futures contracts	$(16,200)	$—	$—	$(16,200)
Swap agreements	—	(45,419)	—	(45,419)
Total	$(16,200)	$(45,419)	$—	$(61,619)

At February 28, 2023, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

3  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $19,059,728, represented 8.9% of the Fund's net assets at period end.

5  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

6  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

7  Perpetual investment. Date shown reflects the next call date.

8  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

9  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

10  Rates shown reflect yield at February 28, 2023.

11  Payments made or received are based on the notional amount.

Portfolio acronyms:

BB  Barclays Bank PLC

ETF  Exchange Traded Fund

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FRN  Floating Rate Note

GNMA  Government National Mortgage Association

HSBC  HSBC Bank PLC

LIBOR  London Interbank Offered Rate

MSCI  Morgan Stanley Capital International

TBA  To-Be-Announced Security

Currency type abbreviations:

USD  United States Dollar

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of assets and liabilities
February 28, 2023 (unaudited)

Assets:
Investments, at value (cost—$215,716,367)[1]	$215,978,473
Cash collateral on futures	774,650
Due from broker	108,629
Receivable for investments sold	53,083
Receivable for fund shares sold	33
Receivable for interest and dividends	763,360
Receivable for foreign tax reclaims	455
Receivable for variation margin on futures contracts	471,697
Other assets	28,260
Total assets	218,178,640
Liabilities:
Due to broker	271,369
Payable for investments purchased	3,921,168
Payable for fund shares redeemed	153,210
Payable to affiliate	119,459
Payable to custodian	267,378
OTC swap agreements, at value	45,419
Accrued expenses and other liabilities	144,183
Total liabilities	4,922,186
Net assets	$213,256,454
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$215,405,049
Distributable earnings (accumulated losses)	(2,148,595)
Net assets	$213,256,454
Class A
Net assets	$181,596,467
Shares outstanding	4,362,621
Net asset value per share	$41.63
Maximum offering price per share (net asset value plus maximum sales charge of 5.50%)	$44.05
Class P
Net assets	$31,659,987
Shares outstanding	739,472
Net asset value and offering price per share	$42.81

1  Includes $1,011,723, of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of operations
For the six months ended February 28, 2023 (unaudited)

Investment income:
Dividends	$989,204
Interest	1,675,240
Securities lending	502
Foreign tax withheld	(99)
Total income	2,664,847
Expenses:
Investment management and administration fees	538,036
Service fees—Class A	229,943
Transfer agency and related services fees—Class A	49,295
Transfer agency and related services fees—Class P	7,303
Custody and fund accounting fees	34,187
Trustees fees	8,028
Professional services fees	91,989
Printing and shareholder report fees	39,914
Federal and state registration fees	21,046
Insurance expense	1,234
Other expenses	20,541
Total expenses	1,041,516
Net investment income (loss)	1,623,331
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	(2,461,973)
Options and swaptions written	17,500
Futures contracts	(24,617)
Swap agreements	(61,776)
Foreign currency transactions	(3,917)
Net realized gain (loss)	(2,534,783)
Change in net unrealized appreciation (depreciation) on:
Investments	2,478,121
Futures contracts	(170,124)
Swap agreements	(7,094)
Translation of other assets and liabilities denominated in foreign currency	(12,182)
Net change in unrealized appreciation (depreciation)	2,288,721
Net realized and unrealized gain (loss)	(246,062)
Net increase (decrease) in net assets resulting from operations	$1,377,269

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of changes in net assets

	For the six months ended February 28, 2023 (unaudited)	For the year ended August 31, 2022
From operations:
Net investment income (loss)	$1,623,331	$2,177,820
Net realized gain (loss)	(2,534,783)	15,175,545
Net change in unrealized appreciation (depreciation)	2,288,721	(48,002,954)
Net increase (decrease) in net assets resulting from operations	1,377,269	(30,649,589)
Total distributions—Class A	(16,408,010)	(35,954,769)
Total distributions—Class P	(2,827,745)	(5,310,113)
Total distributions	(19,235,755)	(41,264,882)
From beneficial interest transactions:
Proceeds from shares sold	2,828,630	3,121,077
Cost of shares redeemed	(16,823,165)	(20,126,706)
Shares issued on reinvestment of dividends and distributions	17,206,072	37,193,664
Net increase (decrease) in net assets resulting from beneficial interest transactions	3,211,537	20,188,035
Net increase (decrease) in net assets	(14,646,949)	(51,726,436)
Net assets:
Beginning of period	227,903,403	279,629,839
End of period	$213,256,454	$227,903,403

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended February 28, 2023	Years ended August 31,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$45.40	$60.43	$52.91	$46.27	$51.30	$47.61
Income (loss) from investment operations:
Net investment income (loss)[1]	0.31	0.42	0.30	0.48	0.61	0.44
Net realized and unrealized gain (loss)	(0.10)	(6.37)	11.04	7.13	(0.89)	4.37
Net increase (decrease) from operations	0.21	(5.95)	11.34	7.61	(0.28)	4.81
Dividends from net investment income	(0.38)	(0.05)	(0.64)	(0.34)	(0.51)	(0.26)
Distributions from net realized gain	(3.60)	(9.03)	(3.18)	(0.63)	(4.24)	(0.86)
Total dividends and distributions	(3.98)	(9.08)	(3.82)	(0.97)	(4.75)	(1.12)
Net asset value, end of period	$41.63	$45.40	$60.43	$52.91	$46.27	$51.30
Total investment return[2]	0.78%	(11.69)%	22.37%	16.65%	0.84%	10.24%
Ratios to average net assets:
Expenses	1.01%[3]	0.97%	0.94%	0.99%	0.98%	1.00%[4]
Net investment income (loss)	1.47%[3]	0.81%	0.54%	1.00%	1.33%	0.89%
Supplemental data:
Net assets, end of period (000's)	$181,596	$195,884	$243,513	$216,656	$203,857	$170,947
Portfolio turnover	33%	96%	69%	129%	86%	132%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Financial highlights (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class P

	Six months ended February 28, 2023	Years ended August 31,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$46.66	$61.87	$54.07	$47.25	$52.27	$48.49
Income (loss) from investment operations:
Net investment income (loss)[1]	0.38	0.57	0.46	0.62	0.75	0.58
Net realized and unrealized gains (losses)	(0.11)	(6.55)	11.30	7.30	(0.92)	4.45
Net increase (decrease) from operations	0.27	(5.98)	11.76	7.92	(0.17)	5.03
Dividends from net investment income	(0.52)	(0.20)	(0.78)	(0.47)	(0.61)	(0.39)
Distributions from net realized gains	(3.60)	(9.03)	(3.18)	(0.63)	(4.24)	(0.86)
Total dividends and distributions	(4.12)	(9.23)	(3.96)	(1.10)	(4.85)	(1.25)
Net asset value, end of period	$42.81	$46.66	$61.87	$54.07	$47.25	$52.27
Total investment return[2]	0.89%	(11.44)%	22.69%	16.98%	1.08%	10.52%
Ratios to average net assets:
Expenses	0.75%[3]	0.70%	0.67%	0.72%	0.71%	0.74%[4]
Net investment income (loss)	1.73%[3]	1.08%	0.81%	1.28%	1.60%	1.16%
Supplemental data:
Net assets, end of period (000's)	$31,660	$32,019	$36,117	$30,132	$27,495	$29,196
Portfolio turnover	33%	96%	69%	129%	86%	132%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Organization and significant accounting policies

UBS U.S. Allocation Fund (the "Fund") is a series of UBS Investment Trust (the "Trust") and is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company. The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series.

UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor") serves as the investment advisor and administrator for the Fund. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as the principal underwriter for the Fund. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Fund currently offers Class A and Class P shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class P shares have no service or distribution plan.

In the normal course of business the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates

In December 2022, FASB issued Accounting Standards Update No. 2022-06 ("ASU 2022-06"), "Reference Rate Reform (Topic 848)". ASU 2022-06 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2022-06 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date ("ex-date") except in

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from investment income and distributions from realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation—The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests.

The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate ("LIBOR"). LIBOR is widely used in financial markets. In July 2017, the United Kingdom's financial regulatory body announced that after 2021 it will cease its active

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Fund's performance or NAV. Certain LIBOR tenors were discontinued by the end of 2021, while the discontinuation of others have been extended to June 2023.

Certain impacts to public health conditions particular to the coronavirus "COVID-19" outbreak that occurred may have a significant negative impact on the operations and profitability of the Fund's investments. The extent of the impact to the financial performance of the Fund will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Valuation of investments

The Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Fund invests may be traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

The Fund may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts, if any, are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third-party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has designated UBS AM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act, and delegated to UBS AM the responsibility for making fair value determinations with respect to portfolio holdings UBS AM, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. UBS AM has the Equities, Fixed Income, and Multi-Asset Valuation Committee (the "VC") to assist with its designated responsibilities as valuation designee with respect to the Fund's portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Fund's Portfolio of investments.

Investments

Asset-backed securities—The Fund may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Mortgage-backed securities—The Fund may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through secu-

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

rities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Real estate investment trusts—The Fund may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risk.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

The Fund may participate in joint repurchase agreement transactions with other funds managed, or advised by UBS AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund's portfolio footnotes.

Securities traded on to-be-announced basis—The Fund may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Treasury Inflation Protected Securities—The Fund may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the US Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Derivative instruments

Purchased options—The Fund may purchase put and call options, in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing—The Fund may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which the Fund has written, is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which the Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Fund trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Fund will be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). It also includes written swaptions, where the Fund will be obligated to enter into a swap agreement.

The maximum payout for written put options is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

Futures contracts—The Fund may purchase or sell futures contracts as part of its investment strategy, to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by the Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Futures contracts, if any, are shown as portfolio holdings within the Portfolio of investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of assets and liabilities.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Swap agreements—The Fund may engage in swap agreements, including, but not limited to, credit default and total return swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which the Fund is the seller of protection are disclosed under the section "Credit default swap agreements on corporate issues and credit indices—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Fund will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Swap agreements, if any, are shown as portfolio holdings within the Portfolio of investments.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Derivatives by underlying risk—Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Although certain of a Fund's investments in derivatives may be intended to hedge risk from a portfolio implementation/economic perspective, derivatives are considered to be "non-hedge transactions" for purposes of disclosure under US GAAP as reflected in the Fund's financial reports.

The volume of derivatives as disclosed in the Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended February 28, 2023.

Swap agreements and options written entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of February 28, 2023 is reflected in the Statement of assets and liabilities.

At February 28, 2023, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
Futures contracts	$7,170	$—	$—	$480,175	$487,345

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown using unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

Liability derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
Futures Contracts	$(16,200)	$—	$—	$—	$(16,200)
Swap Contracts	—	—	—	(45,419)	(45,419)
Total	$(16,200)	$—	$—	$(45,419)	$(61,619)

1  In the Statement of assets and liabilities, options and swaptions written are shown within options and swaptions written, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

During the period ended February 28, 2023, net realized gain (loss) from derivatives were as follows:

Realized gain (loss)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total Value
Options and swaptions purchased	$(20,430)	$—	$—	$—	$(20,430)
Options and swaptions written	17,500	—	—	—	17,500
Futures contracts	(471,178)	—	—	446,561	(24,617)
Swap agreements	—	—	(128,355)	66,579	(61,776)
Total net realized gains (loss)	$(474,108)	$—	$(128,355)	$513,140	$(89,323)

1  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options and swaptions purchased is shown in the Statement of operations in net realized gain (loss) on investments.

During the period ended February 28, 2023, net unrealized appreciation (depreciation) from derivatives were as follows:

Net change in unrealized appreciation (depreciation)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
Futures contracts	$33,485	$—	$—	$(203,609)	$(170,124)
Swap agreements	—	—	35,266	(42,360)	(7,094)
Total net realized gains (loss)	$33,485	$—	$35,266	$(245,969)	$(177,218)

1  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options and swaptions purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Offsetting of certain derivatives—The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At February 28, 2023, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

UBS U.S. Allocation Fund

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$487,345	$(61,619)
Derivatives not subject to a MNA or similar agreements	(487,345)	16,200
Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$(45,419)

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

The following tables present the Fund derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(45,419)	$—	$—	$(45,419)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

Investment advisor and administrator fees and other transactions with affiliates

The Board has approved an Investment Advisory and Administration Contract (the "Advisory Contract"), under which UBS AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund is to pay UBS AM an investment advisory and administration fee, which is to be accrued daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets up to $250 million and 0.45% thereafter.

UBS AM has agreed to permanently reduce its advisory and administration fee based on the Fund's average daily net assets so that it is assessed as follows: $0 to $250 million—0.50%; in excess of $250 million up to $500 million—0.45%; in excess of $500 million up to $2 billion—0.40%; and over $2 billion—0.35%. Accordingly, for the period ended February 28, 2023, UBS AM did not waive any investment advisory and administration fees. At February 28, 2023, the Fund owed UBS AM $83,819 for investment advisory and administration fees.

UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, to maintain the total annual operating expenses (excluding (1) dividend expense, borrowing costs and interest expense relating to short sales, and (2) investments in other investment companies, interest, taxes, brokerage commissions, trustee elections as well as other matters related to shareholder meetings (unless otherwise separately agreed by UBS AM), and extraordinary expenses, if any) of Class A and Class P shares at a level not to exceed 1.15% and 0.90%,respectively through December 31, 2023. The Fund will repay UBS AM for any previously waived fees/reimbursed expenses during the three-year period following August 31, 2020, to the extent that operating expenses (with certain exclusions such as dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions, trustee elections as well as other matters related to shareholder meetings (unless otherwise separately agreed by UBS AM), and extraordinary expenses, if any) are otherwise below the expense caps in effect at the time the fees or expenses were waived/reimbursed. For the period ended February 28, 2023, the Fund had no fee waivers/expense reimbursements subject to repayment. Accordingly, for the period ended February 28, 2023 UBS AM did not waive any investment advisory and administration fees.

During the period ended February 28, 2023, the Fund engaged in purchase and sale transactions where an affiliate was underwriter. In such cases, the affiliate underwriter was not compensated and each trade was approved by the Board.

Service and distribution plans

UBS AM (US) is the principal underwriter of the Fund's shares. The Fund has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A shares. The Fund pays UBS AM (US) monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A shares. At February 28, 2023, the Fund owed UBS AM (US) $35,640 for service and distribution fees.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

UBS AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A shares. UBS AM (US) has informed the Fund that for the period ended February 28, 2023, it earned $245 in initial sales charges on Class A shares.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Fund. For the period ended February 28, 2023, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $20,170 of the total transfer agency and related service fees paid by the Fund to BNY Mellon.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured at all times by cash, US government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, US government securities, and irrevocable letters of credit securing the loan falls below 100% for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, US government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in the Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Fund's lending agent.

At February 28, 2023, the Fund had securities on loan at value, cash collateral and non-cash collateral as follows:

Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
$1,011,723	$—	$1,029,839	$1,029,839	U.S. Treasury Notes and U.S. Treasury Bills

*  These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of assets and liabilities.

Bank line of credit

The Fund participates with other funds managed by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on prevailing rates in effect at the time of borrowing. The Advisor has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized by the Fund. Commitment fees have been allocated among the funds in the Committed Credit Facility as follows: 50% of

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

the allocation is based on the relative asset size of funds and the other 50% of the Allocation is based on utilization. For the period ended February 28, 2023, the Fund did not borrow under the Committed Credit Facility.

Purchases and sales of securities

For the period ended February 28, 2023, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $65,783,287 and $70,566,045, respectively.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

For the six months ended February 28, 2023:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	8,771	$375,067	55,399	$2,453,563
Shares repurchased	(323,096)	(13,901,169)	(65,753)	(2,921,996)
Dividends reinvested	362,698	14,576,844	63,631	2,629,228
Net increase (decrease)	48,373	$1,050,742	53,277	$2,160,795

For the year ended August 31, 2022:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	11,984	$619,067	49,025	$2,502,010
Shares repurchased	(348,026)	(17,786,304)	(43,416)	(2,340,402)
Dividends reinvested	620,689	32,064,801	96,789	5,128,863
Net increase (decrease)	284,647	$14,897,564	102,398	$5,290,471

Federal Tax Status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended August 31, 2022 was as follows:

Distribution paid from	2022
Ordinary Income	$16,715,916
Long term realized capital gains	24,548,966

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund's fiscal year ending August 31, 2023.

Aggregate cost for federal income tax purposes, including derivatives, was $218,292,685; and net unrealized appreciation (depreciation), including derivatives consisted of:

Gross unrealized appreciation	$14,659,810
Gross unrealized depreciation	(13,971,978)
Net unrealized appreciation (depreciation)	687,832

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Net capital losses recognized by the Fund may be carried forward indefinitely, and retain their character as short-term and/or long-term losses.

At August 31, 2022, the Fund had no net capital loss carryforward.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has analyzed as of February 28, 2023 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended February 28, 2023, the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year period ended August 31, 2022, remains subject to examination by the Internal Revenue Service and state taxing authorities.

UBS U.S. Allocation Fund

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund's Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. Additionally, you may obtain copies of Form N-PORT for the first and third quarters of each fiscal year from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Trustees

Alan S. Bernikow
Chairman

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
787 Seventh Avenue
New York, New York 10019

Principal Underwriter

UBS Asset Management (US) Inc.
787 Seventh Avenue
New York, New York 10019

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

©UBS 2023. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

787 Seventh Avenue

New York, NY 10019

S104

(a)	Copy of the report transmitted to shareholders:

(b)	Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Keith A. Weller , Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(a)	(4) Change in the registrant’s independent public accountant – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Investment Trust

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	May 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	May 8, 2023

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	May 8, 2023